SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                    [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box
[ ] Preliminary Proxy Statement         [ ] Confidential, for Use of the
[X] Definitive Proxy Statement              Commission Only (as permitted by
[ ] Definitive Additional Materials         Rule 14a-6(e)(2))
[ ] Soliciting Materials Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                              ValueStar Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No filing fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing party:

(4)  Date filed:

                              VALUESTAR CORPORATION

                                     (LOGO)

June 15, 2001


Dear Shareholder:


You are cordially invited to a Special Meeting of Shareholders of ValueStar Corporation, which will be held at 2:00 p.m. local time on July 20, 2001, at the 4th Floor offices of ValueStar Corporation, 360 - 22nd Street, Oakland,
California (the "Special Meeting"). If you need directions or parking instructions please call Marilyn Bryan at 510-808-1300.

The principal business of the Special Meeting will be to consider and vote on proposals to adopt the proposed Amended and Restated Articles of Incorporation of ValueStar in the form attached as Appendix A to the enclosed proxy statement ("Restated Articles"). The Restated Articles will:


         (i) increase the authorized number of shares of common stock from 50,000,000 shares to 200,000,000 shares;


         (ii) increase the authorized number of shares of preferred stock from 5,000,000 shares to 10,000,000 shares, simplify the provisions of the Articles of Incorporation regarding the existing authority of the Board of Directors to establish new series of preferred stock without further shareholder approval and to permit the designation of future series of preferred stock with dividend and liquidation rights senior to the rights of the Series A Preferred Stock, Series B Preferred Stock and Series CC Preferred Stock;


         (iii) reduce from two to one the number of directors that the holders of Series B Preferred Stock may elect as a separate class to the Board of Directors;


         (iv) generally update the existing Articles of Incorporation to (a) eliminate the designation of the Series C Preferred Stock since all shares of such Series have been returned to ValueStar and cancelled, (b) simplify the provisions regarding the indemnification and other rights and duties of ValueStar's officers and directors to be consistent with Colorado corporation law, and (c) eliminate provisions that are no longer deemed necessary or appropriate under current Colorado corporation law regarding the treatment of consideration for the issuance of capital stock and the designation of ValueStar's intial director, registered Colorado office and registered agent; and

         (v) restate the Articles of Incorporation by incorporating in a single document the new amendments, to the extent that they are approved by the shareholders at the Special Meeting, as well as prior certificates of amendment and certificates of designation for ValueStar's Series A Preferred Stock, Series B Preferred Stock and Series CC Preferred Stock.

Whether or not you plan to attend the Special Meeting, please complete, sign, date and return the enclosed proxy card so that your shares will be voted at the meeting. If you decide to attend the meeting, you may, of course, revoke your proxy and personally cast your votes.

Sincerely yours,


/s/ JAMES STEIN
James Stein
Chairman and CEO

                              VALUESTAR CORPORATION

                          360 - 22nd Street, Suite 400
                            Oakland, California 94612
                                  510-808-1300

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           to be held on July 20, 2001


         A Special Meeting of Shareholders of VALUESTAR CORPORATION ("ValueStar") will be held on July 20, 2001 at 2:00 o'clock p.m. (Pacific Standard Time) at the offices of ValueStar at 360 - 22nd Street, Suite 400,
Oakland, California 94612. The principal business of the meeting will be to consider and vote on the following proposals to adopt Amended and Restated Articles of Incorporation of ValueStar in the form attached as Appendix A to the accompanying proxy statement ("Restated Articles"):

         1. To consider and act upon a proposal to amend the Articles of Incorporation to increase the authorized number of shares of common stock from 50,000,000 shares to 200,000,000 shares.

         2. To consider and act upon a proposal to amend the Articles of Incorporation to increase the authorized number of shares of preferred stock from 5,000,000 shares to 10,000,000 shares, simplify the existing authority of the Board of Directors to establish new series of preferred stock without further shareholder approval and to permit the designation of future series of preferred stock with dividend and liquidation rights senior to the rights of the Series A Preferred Stock, Series B Preferred Stock and Series CC Preferred Stock.

         3. To consider and act upon a proposal to amend the Articles of Incorporation to reduce from two to one the number of directors that the holders of Series B Preferred Stock may elect as a separate class to the Board of Directors.

         4. To consider and act upon a proposal to amend the Articles of Incorporation to generally update the existing Articles of Incorporation by (i) eliminating the designation of the Series C Preferred Stock since all shares of such Series have been returned to ValueStar and cancelled, (ii) simplifying the provisions regarding the indemnification and other rights and duties of ValueStar's officers and directors to be consistent with Colorado corporation law, and (iii) eliminating provisions that are no longer deemed necessary or appropriate under current Colorado corporation law regarding the treatment of consideration for the issuance of capital stock and the designation of ValueStar's intial director, registered Colorado office and registered agent .

         5. To consider and act upon a proposal to adopt the Restated Articles to restate the Articles of Incorporation by incorporating in a single document the new amendments, to the extent that they are approved by the shareholders at the Special Meeting, as well as the prior certificates of amendment and certificates of designation for ValueStar's Series A Preferred Stock, Series B Preferred Stock and Series CC Preferred Stock.


         The foregoing items of business are more fully described in the accompanying proxy statement.

         The Board of Directors recommends shareholders vote FOR the approval of the foregoing proposals. Only shareholders of record at the close of business on May 25, 2001 are entitled to vote at the Special Meeting. The stock transfer books of ValueStar will not be closed.

         All shareholders are cordially invited to attend the meeting in person. Please complete, date, sign and return the enclosed proxy promptly to ensure your representation at the meeting. Even if you have given your proxy, you may still vote in person at the meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement. If your shares are held by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name prepared by the record holder.


                                       By Order of the Board of Directors

                                       /s/ JAMES STEIN
                                       James Stein
                                       Chairman and CEO


June 15, 2001

                              VALUESTAR CORPORATION

                          360 - 22nd Street, Suite 400
                            Oakland, California 94612
                                  510-808-1300

                           P R O X Y S T A T E M E N T

GENERAL


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors for the Special Meeting of the shareholders of ValueStar ("Special Meeting"). The Special Meeting will be held on July 20, 2001 at ValueStar's offices at 360 - 22nd Street, Suite 400, Oakland, California 94612 at 2:00 p.m. (Pacific Standard Time), or any and all postponements and adjournments thereof. Management plans to mail this proxy statement and form of proxy to shareholders on or about June 15, 2001.


VOTING RIGHTS AND OUTSTANDING SHARES


         The close of business on May 25, 2001 has been fixed by the Board of Directors as the record date for determining shareholders entitled to vote at the Special Meeting. ValueStar had 28,522,219 shares of common stock, $0.00025 par value per share, outstanding and entitled to vote at the record date. Each share of common stock carries one vote on the proposals to adopt the Amended and Restated Articles of Incorporation. ValueStar also has three series of preferred stock, par value $0.00025 per share, outstanding and entitled to vote at the record date. The Series A Preferred Stock, Series B Preferred Stock and Series CC Preferred Stock are each entitled to cast the number of votes equal to the number of shares of common stock into which they are convertible at the record date. The following table summarizes the shares outstanding of ValueStar's common stock and preferred stock and the aggregate votes for each series:


------------------------------------ ----------------------- ------------------------------ -------------------------
                                        Number of Record     Number of Shares Outstanding       Amount of Votes
                                       Holders as of the         as of the Record Date       Entitled to be Cast as
                                          Record Date                                          of the Record Date
------------------------------------ ----------------------- ------------------------------ -------------------------
Common Stock                                  179                     28,522,219                   28,522,219
Series A Convertible Preferred
   Stock                                       12                        225,000                    1,963,440
Series B Convertible Preferred
   Stock                                       23                        660,014                    9,706,088
Series CC Convertible Preferred
   Stock                                       40                        192,739                   13,885,872
------------------------------------ ----------------------- ------------------------------ -------------------------

         Forty percent (40%) of the total voting power on the record date must be present at the Special Meeting in order to constitute a quorum. The total voting power includes all shares entitled to vote at the Special Meeting or the aggregate of the votes entitled to be cast by common and Series A Preferred, Series B Preferred and Series CC Preferred shareholders. Shareholders may be present in person or by proxy.


         The affirmative vote of the holders of a majority of the shares of common stock, voting separately as a class, and the affirmative vote by the holders of a majority of each series of preferred stock, each such series voting separately as a class, are necessary to approve each of the proposals.

         Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. However, broker non-votes are not counted for purposes of determining the number of votes cast with respect to a proposal. In determining whether a proposal has been approved, abstentions are counted as votes against the proposal, and broker non-votes are not counted as votes for or against the proposal.

         All valid proxies received in time for the Special Meeting will be voted as specified. The shares represented by properly executed proxies will be voted FOR each of the proposals unless otherwise indicated. Shareholders who execute proxies may revoke them at any time before they are voted by (a) delivering a written notice of revocation to Mr. James Stein, Chief Executive Officer of ValueStar, at the above address, or (b) submitting a duly executed proxy bearing a later date, or (c) attending the Special Meeting and orally withdrawing the proxy. A shareholder's attendance at the Special Meeting will not in itself revoke his or her proxy.


SOLICITATION

         ValueStar will pay the entire cost of solicitation of proxies. These costs will include preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of such materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock and preferred stock beneficially owned by shareholders. They will be requested to forward the materials to the beneficial owners. ValueStar may reimburse these persons for their costs of forwarding materials to such beneficial owners. The solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of ValueStar. No additional compensation will be paid to directors, officers or other regular employees for such services.

SHAREHOLDER PROPOSALS

         Proposals of shareholders intended for presentation at ValueStar's 2001 annual meeting of shareholders must be received by ValueStar by August 15, 2001 to be included in the proxy statement and proxy relating to the 2001 annual meeting.


          PROPOSALS TO AMEND AND RESTATE THE ARTICLES OF INCORPORATION

GENERAL


         The original Articles of Incorporation of ValueStar were filed with the Colorado Secretary of State on January 28, 1987 under the name Carson Capital Corporation. The original Articles of Incorporation authorized 500,000,000 shares of common stock and 20,000,000 shares of preferred stock.

         On September 21, 1992, the Articles of Incorporation were amended to change the corporate name to ValueStar Corporation, to eliminate the 20,000,000 shares of preferred stock from the authorized capital, to add provisions authorizing the Board of Directors to issue shares of authorized common stock in one or more classes or series and designate the various rights, preferences and privileges of each such class or series, and to add provisions regarding shareholder voting and eliminating the personal liability of directors for monetary damages as permitted by Colorado corporation law.

         The Articles of Incorporation were further amended on May 24, 1997 primarily to change the authorized capital stock by reducing the authorized number of shares of common stock to 20,000,000 shares and designating 5,000,000 shares of capital stock as preferred stock. The amendment also granted the Board the authority to issue preferred stock in one or more classes and series and designate the rights, preferences and privileges of each such class or series.

         The certificate of designation for the Series A Preferred Stock was filed on July 21, 1999 and subsequently amended on December 7, 1999. The certificates of designation for the Series B Preferred Stock, Series C Preferred Stock and Series CC preferred stock were filed on December 7, 1999, September 14, 2000 and January 5, 2001, respectively.

         The Board of Directors of ValueStar has adopted proposals to amend and restate ValueStar's Articles of Incorporation to:

                  (i) increase the authorized number of shares of common stock from 50,000,000 shares to 200,000,000 shares,

                  (ii) increase the authorized number of shares of preferred stock from 5,000,000 shares to 10,000,000 shares, simplify the existing authority of the Board of Directors to establish new series of preferred stock without further shareholder approval and permit the designation of future series of preferred stock with dividend and liquidation rights senior to the rights of the Series A Preferred Stock, Series B Preferred Stock and Series CC Preferred Stock,

                  (iii) reduce from two to one the number of directors that the holders of Series B Preferred Stock may elect as a separate class to the Board of Directors;

                  (iv) generally update the existing Articles of Incorporation by (a) eliminating the designation of the Series C Preferred Stock since all shares of such Series have been returned to ValueStar and cancelled, (b) simplifying the provisions regarding indemnification and other rights and duties of ValueStar's officers and directors to be consistent with Colorado corporation law, and (c) eliminating provisions that are no longer deemed necessary or appropriate under current Colorado corporation law regarding the treatment of consideration for the issuance of capital stock and the designation of ValueStar's intial director, registered Colorado office and registered agent; and

                  (v) restate the Articles of Incorporation by incorporating in a single document the new amendments, to the extent that they are approved by the shareholders, as well as the prior certificate of amendment and certificates of designation for ValueStar's Series A Preferred Stock, Series B Preferred Stock, and Series CC Preferred Stock.

         These changes are discussed in the proposals below. The proposed Amended and Restated Articles of Incorporation do not amend any other provision of the Articles of Incorporation, including any other provision setting forth the rights, preferences, privileges and restrictions on the Series A Preferred Stock, Series B Preferred Stock and Series CC Preferred Stock. The text of the proposed Amended and Restated Articles of Incorporation (the "Restated Articles") is attached to this proxy statement as Appendix A.


                                 PROPOSAL NO. 1

     ADOPTION OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE
                  AUTHORIZED NUMBER OF SHARES OF COMMON STOCK


         As of the record date, there were 28,522,219 shares of common stock, 225,000 shares of Series A preferred stock, 660,014 shares of Series B Preferred Stock, no shares of Series C Preferred Stock and 192,739 shares of Series CC Preferred Stock issued and outstanding. As of the record date, the shares of Series A Preferred Stock were convertible into 1,963,440 shares of common stock; the shares of Series B Preferred Stock were convertible into 9,706,088 shares of common stock and the shares of Series CC Preferred Stock were convertible into 13,885,872 shares of common stock. In addition there were outstanding options and warrants to purchase in the aggregate 11,888,198 shares of common stock.


         The authorized number of shares of common stock, presently 50,000,000 shares, is not sufficient to effect the conversion of all outstanding shares of preferred stock and the exercise of all outstanding options and warrants to purchase common stock. Accordingly, ValueStar must increase the number of its authorized shares of common stock in order to allow the holders of preferred stock to exercise their right to convert their shares into common stock and to allow option and warrant holders to exercise their right to purchase shares of common stock. In addition, the Board of Directors deems it in the best interests of ValueStar to have a sufficient number of authorized shares of common stock reserved for issuance on conversion of shares of additional series of preferred stock that may be issued to meet future financing needs, as discussed in Proposal 2 below, and for other corporate purposes such as future common stock financings, payment of stock dividends, subdivision of outstanding shares through stock splits, employee stock options and corporate acquisitions. While ValueStar may undertake a debt financing that would include the issuance of warrants to purchase common stock, it has no other present plans, arrangements or understandings that would require the issuance of any additional shares of common stock and such shares would be issued only as, if, and when the Board of Directors believed the issuance to be in the best interests of ValueStar and its shareholders. The Board of Directors recommends that the authorized number of shares of common stock be increased from 50,000,000 shares to 200,000,000 shares.

         The holders of common stock do not have preemptive rights or rights of first refusal with respect to the issuance of any shares of ValueStar common stock. Certain holders of Series A Preferred Stock and Series B Preferred Stock have preemptive rights under agreements with ValueStar to purchase on a pro rata basis, any portion of new securities, including shares of common stock, that ValueStar may, from time to time, propose to sell or issue. If the proposed Restated Articles are adopted by the shareholders, shares of authorized common stock may be issued on such terms and conditions as the Board of Directors may determine without first offering such shares to holders of common stock.

VOTE BY SHAREHOLDERS

         Approval of Proposal No. 1 requires the affirmative vote of the holders of a majority of the shares of common stock, voting separately as a class, and the affirmative vote by the holders of a majority of each outstanding series of preferred stock (Series A Stock, Series B Stock and Series CC Stock), each such series voting separately as a class.

          The Board of Directors recommends a vote FOR Proposal No. 1.


                                 PROPOSAL NO. 2

ADOPTION OF AMENDMENTS TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF PREFERRED STOCK, SIMPLIFY THE EXISTING AUTHORITY OF THE BOARD OF DIRECTORS TO ESTABLISH NEW SERIES OF PREFERRED STOCK WITHOUT FURTHER SHAREHOLDER APPROVAL AND PERMIT THE DESIGNATION OF FUTURE SERIES OF PREFERRED STOCK WITH DIVIDEND AND LIQUIDATION RIGHTS SENIOR TO THE RIGHTS OF THE SERIES A PREFERRED STOCK, SERIES B PREFERRED STOCK AND SERIES CC PREFERRED STOCK

         The Board of Directors has previously designated 1,000,000 shares of preferred stock as Series A Preferred Stock, 800,000 shares of preferred stock as Series B Preferred Stock, 1,333,333 shares of preferred stock as Series C Preferred Stock and 500,000 shares of preferred stock as Series CC Preferred Stock. The authorized number of shares of preferred stock is currently 5,000,000 shares, leaving only 1,366,667 that could be designated as new series of preferred stock. Consequently, the Board of Directors also recommends that the shareholders approve an amendment to increase in the authorized number of shares of preferred stock from 5,000,000 shares to 10,000,000 shares.The Board of Directors believes that opportunities to raise additional capital may arise that will require prompt action and in which any delay incurred in seeking shareholder approval could be detrimental to ValueStar and its shareholders. In the opinion of the Board of Directors, the proposal to increase the authorized number of shares of preferred stock will give ValueStar the flexibility to take advantage of such opportunities and to operate more effectively. Authorization of such additional shares would permit the issuance at various times of shares of one or more series of preferred stock that could be specifically adapted to the financing needs of ValueStar. ValueStar has no present plans, arrangements or understandings that would require the issuance of any additional shares of preferred stock and such shares would be issued only as, if, and when the Board of Directors believed the issuance to be in the best interests of ValueStar and its shareholders.

         The holders of common stock do not have preemptive rights or rights of first refusal with respect to the issuance of any shares of ValueStar preferred stock. Certain holders of Series A Preferred Stock and Series B Preferred Stock have preemptive rights under agreements with ValueStar to purchase on a pro rata basis, any portion of new securities, including shares of preferred stock, that ValueStar may, from time to time, propose to sell or issue. If the proposed amendment is adopted by the shareholders, shares of preferred stock may be issued on such terms and conditions as the Board of Directors may determine without first offering such shares to holders of common stock. Such additional shares would, however, be subject to the contractual preemptive rights of certain holders of Series A Preferred Stock and Series B Preferred Stock.

         The Restated Articles would continue to provide that the Board of Directors is authorized, within the limitations and restrictions in the Restated Articles, at the time of issuance to fix the preferences, voting rights, dividend rights, dividend rate, conversion rights, rights and terms of redemption, if any, liquidation preferences, and other rights and restrictions of shares of one or more new series of preferred stock. The Restated Articles, however, amend the current Articles of Incorporation regarding such authority of the Board of Directors by eliminating references to specific rights, preferences and privileges that the Board has authority to determine with respect to a new class or series of preferred stock since such rights, preferences and privileges are not exclusive of other rights, preferences and privileges that the Board of Directors may designate in any event. In addition, the Restated Articles delete current provisions regarding payment of dividends on preferred stock and the rights of holders of preferred stock on liquidation or dissolution because such rights are already designated for each of ValueStar's currently outstanding series of preferred stock and would be specifically fixed by the Board of Directors for any new series of preferred stock that may be designated in the future. The Restated Articles also eliminates an inconsistency between the current Articles of Incorporation and each of the current designations for ValueStar's Series A preferred stock, Series B preferred stock and Series CC preferred stock. The current Articles of Incorporation provide that neither a consolidation nor merger of ValueStar, nor the sale of all or substantially all of ValueStar's assets shall be deemed to be a liquidation for purposes of the liquidation preference of any series of preferred stock. The certificates of designation for the Series A preferred stock, Series B preferred stock and Series CC preferred stock, however, provide that such events shall be deemed to be a liquidation for purposes of the liquidation preference provisions of each such series. Therefore, the Board of Directors believes that the current provision in the Articles should be deleted to eliminate this inconsistency.

         The Restated Articles restate the current rights, preferences, privileges and restrictions of ValueStar's Series A Preferred Stock, Series B Preferred Stock and Series CC Preferred Stock but amends the dividend and liquidation rights of each such Series to permit the Board of Directors to designate future series of preferred stock with dividend rights or liquidation rights senior to one or more of such Series.

         Shares of preferred stock may be issued on such terms and conditions as the Board of Directors may determine without further authorization from the holders of common stock, unless otherwise required by applicable law. Under agreements with the holders of Series B Preferred Stock and Series CC Preferred Stock, however, ValueStar may not without the approval of the holders of at least a certain percentage of shares of a series (a majority in the case of the Series B Preferred Stock and 66-2/3% in the case of the Series CC Preferred Stock), take any action that alters or changes the rights, preferences or privileges of that series so as to materially and adversely affect that series or authorizes the issuance of securities having a preference over or on parity with that series. In addition, a majority in interest of certain prior holders of warrants to purchase common stock and who are also holders of Series A Preferred Stock must approve any amendment of the Articles of Incorporation, the effect of which, in the sole judgment of such holders, would alter, impair or affect adversely their rights and benefits under such warrants and under a shareholders agreement entered into in connection with the issuance of such warrants and the shares of Series A Preferred Stock held by them.


         The dividend and liquidation rights of the common stock will be subject to the rights of any new series of preferred stock that may be issued. In addition, if additional shares of common stock or preferred stock are issued, either book value per share, earnings per share or both could be diluted due to the larger number of shares outstanding. In addition, there could be a dilution to the voting power of each share of common stock and each share of preferred stock (other than with respect to the special voting rights of each series of preferred stock in the election of directors) as additional shares are issued.

         The Restated Articles could be construed as having an anti-takeover effect in that the additional authorized shares of common stock and preferred stock could be issued to a third party favored by the Board of Directors to defend a possible third-party takeover attempt, which would give the favored party an advantage over a competing party in a contest to acquire control of ValueStar and remove incumbent management. The ability of ValueStar to issue additional shares of common stock or preferred stock, therefore, could render more difficult or to discourage a takeover attempt. ValueStar, however, is not aware of any such takeover attempt. In addition, it should be noted that ValueStar does not have in place any shareholder rights plans or similar arrangements that would result in the automatic issuance of ValueStar common stock or preferred stock to thwart a possible takeover attempt.


VOTE BY SHAREHOLDERS

         Approval of Proposal No. 2 requires the affirmative vote of the holders of a majority of the shares of common stock, voting separately as a class, and the affirmative vote by the holders of a majority of each outstanding series of preferred stock (Series A Stock, Series B Stock and Series CC Stock), each such series voting separately as a class.

          The Board of Directors recommends a vote FOR Proposal No. 2.

                                 PROPOSAL NO. 3

  ADOPTION OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO REDUCE FROM TWO TO
   ONE THE NUMBER OF DIRECTORS THAT MAY BE ELECTED BY THE HOLDERS OF SERIES B
                                 PREFERRED STOCK

         The current certificate of designation of ValueStar's Series B Preferred Stock provides that so long as at least 200,000 shares of Series B Preferred Stock are issued and outstanding (adjusted for any stock splits, dividends, combinations, recapitalizations and the like), the holders of Series B Preferred Stock are entitled, voting as a separate class, to elect two members to the Board of Directors. The proposed Restated Articles amends this provision to provide that the holders of Series B Preferred Stock shall be entitled to elect one member, rather than two members, of the Board of Directors. To date, the holders of Series B Preferred Stock have elected only one member to the Board of Directors. In addition, the holders of Series CC stock are now entitled to elect one member to the Board of Directors. For these reasons, the Board of Directors believes it is appropriate at this time to reduce the number of directors that may be elected by the holders of Series B preferred stock, which reduction will increase by one the number of members of the Board of Directors that may be elected by the holders of common stock.

VOTE BY SHAREHOLDERS

         Approval of Proposal No. 3 requires the affirmative vote of the holders of a majority of the shares of common stock, voting separately as a class, and the affirmative vote by the holders of a majority of each outstanding series of preferred stock (Series A Stock, Series B Stock and Series CC Stock), each such series voting separately as a class.

          The Board of Directors recommends a vote FOR Proposal No. 3.


                                 PROPOSAL NO. 4

    ADOPTION OF AMENDMENTS TO THE ARTICLES OF INCORPORATION TO ELIMINATE THE DESIGNATION OF THE SERIES C PREFERRED STOCK, SIMPLIFY THE PROVISIONS REGARDING
  THE INDEMNIFICATION AND OTHER RIGHTS AND DUTIES OF OFFICERS AND DIRECTORS AND
     ELIMINATE PROVISIONS THAT ARE NO LONGER DEEMED NECESSARY OR APPROPRIATE
                     UNDER CURRENT COLORADO CORPORATION LAW.


         In January 2001, ValueStar exchanged all outstanding shares of Series C Preferred Stock for shares of Series CC Preferred Stock and warrants to purchase common stock. All such shares of Series C Preferred Stock have been cancelled and, therefore, the Restated Articles will delete the prior provisions designating the rights, preferences and privileges of the Series C Preferred Stock.


         The current Articles of Incorporation set forth detailed provisions regarding indemnification of ValueStar's officers and directors, the rights of directors and officers to contract with ValueStar and the circumstances under which officers, directors and other members of management will be subject to the doctrine of "corporate opportunities." These provisions restated Colorado corporation law at the time the original Articles of Incorporation were filed in 1987. The Board believes that such provisions should be updated and simplified but without making substantive changes to ValueStar's indemnification obligations or the other rights and duties of officers and directors regarding contracts between them and ValueStar and their obligations under the corporate opportunities doctrine. Therefore, the proposed Restated Articles deletes the existing indemnification provisions and replaces them with a provision that generally provides that ValueStar shall indemnify its officers and directors to the fullest extent provided by Colorado corporation law. The proposed Restated Articles also delete the provision regarding the rights and duties of officers and directors regarding contracts between them and ValueStar and the provision regarding corporate opportunities since such matters are governed by Colorado corporation law in any event.

         The proposed Restated Articles also eliminates the provisions in the current Articles of Incorporation regarding the treatment of consideration for ValueStar's capital stock and that designate the original director, registered Colorado office and registered agent for ValueStar.. These provisions are no longer necessary or appropriate under current Colorado corporation law. In addition, the Restated Articles update the provision regarding the authority of the Board of Directors under Colorado corporation law to amend ValueStar's bylaws.

VOTE BY SHAREHOLDERS

         Approval of Proposal No. 4 requires the affirmative vote of the holders of a majority of the shares of common stock, voting separately as a class, and the affirmative vote by the holders of a majority of each outstanding series of preferred stock (Series A Stock, Series B Stock and Series CC Stock), each such series voting separately as a class.

          The Board of Directors recommends a vote FOR Proposal No. 4.


                                 PROPOSAL NO. 5

    ADOPTION OF AMENDED AND RESTATED ARTICLES OF INCORPORATION TO RESTATE THE
     ARTICLES OF INCORPORATION BY INCORPORATING IN A SINGLE DOCUMENT THE NEW
      AMENDMENTS, TO THE EXTENT THAT THEY ARE APPROVED BY THE SHAREHOLDERS
     AT THE SPECIAL MEETING, AS WELL AS PRIOR CERTIFICATES OF AMENDMENT AND
      CERTIFICATES OF DESIGNATION FOR VALUESTAR'S SERIES A PREFERRED STOCK,
            SERIES B PREFERRED STOCK, AND SERIES CC PREFERRED STOCK.

         As discussed above, the current Articles of Incorporation consist of the original Articles of Incorporation as amended by two certificates of amendment and the certificates of designation for the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series CC Preferred Stock. Because of the extensive changes that have been made to the original Articles of Incorporation and the proposed amendments discussed above, the Board of Directors believes it is advisable to restate the Articles of Incorporation in full to the extent the proposed amendments are approved by the shareholders, rather than file a separate certificate of amendment to incorporate the approved amendments, thus incorporating all existing provisions, as amended, in a single document.

VOTE BY SHAREHOLDERS

         Approval of Proposal No. 5 requires the affirmative vote of the holders of a majority of the shares of common stock, voting separately as a class, and the affirmative vote by the holders of a majority of each outstanding series of preferred stock (Series A Stock, Series B Stock and Series CC Stock), each such series voting separately as a class.

          The Board of Directors recommends a vote FOR Proposal No. 5.


PROPOSED AMENDED AND RESTATED ARTICLES OF INCORPORATION

         The following summary is qualified in its entirety by reference to the proposed Restated Articles attached to this proxy statement as Appendix A.

         Authorized Capital

         The Restated Articles provide that the aggregate number of shares of capital stock of all classes that ValueStar shall have authority to issue is 210,000,000 shares, of which 200,000,000 shares having a par value of $0.00025 per share shall be designated common stock, and 10,000,000 shares having a par value of $0.00025 per share shall be designated preferred stock. All shares of capital stock shall be issued for such consideration or considerations as the Board of Directors may from time to time determine. Of the authorized shares of preferred stock, 1,000,000 shares are designated as Series A Convertible
Preferred Stock ("Series A Stock"), 800,0000 shares are designated as Series B Convertible Preferred Stock ("Series B Stock") and 500,000 shares are designated as Series CC Convertible Preferred Stock ("Series CC Stock").

         Shares of common stock, preferred stock (other than shares of Series A Stock, Series B Stock and Series CC Stock) or other shares that have been redeemed, converted, exchanged, purchased, retired or surrendered to ValueStar, or that have been reacquired in any other manner, shall have the status of authorized and unissued shares and may be reissued by the Board of Directors as shares of the same or any other series, unless otherwise provided in the Restated Articles or in the resolution authorizing and establishing the shares.

         No holder of any shares of ValueStar shall be entitled as a matter of right to subscribe for or purchase any part of any new or additional issue of stock of any class or of securities convertible into or exchangeable for stock of any class, whether now or hereafter authorized or whether issued for money, for a consideration other than money, or by way of dividend.

         Common Stock

         General. Shares of common stock may be issued from time to time in one or more classes or series in any manner permitted by law, as determined by the Board of Directors and stated in the resolution or resolutions providing for issuance of such shares. All shares of each class or series of common stock shall be alike in every particular and shall be of equal rank and have the same power, preferences and rights, and shall be subject to the same qualifications, limitations and voting restrictions, if any.

         Voting Rights. The common stock may have such voting powers (full, limited, contingent or no voting powers), such designations, preferences and relative, participating, optional or other special rights, and be subject to such qualifications, limitations and restrictions, as the Board of Directors shall determine by resolution or resolutions. Unless otherwise resolved by the Board of Directors at the time of issuing shares of common stock, (i) each share of common stock shall be of the same class, without any designation, preference or relative, participating, optional or other special rights, and subject to no qualification, limitation or restriction, and (ii) other than as described in the Restated Articles with respect to the special voting rights of the preferred stock with respect to the election of directors, discussed below, shares of common stock have unlimited voting rights, including but not limited to the right to vote in elections for directors not entitled to be elected by a series of preferred stock, and each holder of record of shares of common stock entitled to vote shall have one vote for each share of stock standing in his name on the books of ValueStar and entitled to vote. Cumulative voting shall not be allowed in the election of directors or as to any other matter presented for shareholder approval.

         Dividends. After complying with the requirements with respect to preferential dividends on preferred stock, discussed below, and after ValueStar shall have complied with all requirements, if any, with respect to the setting aside of sums in a sinking fund for the purchase or redemption of shares of any class or series of preferred stock, then and not otherwise, the holders of common stock are entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors.

         Dissolution and Liquidation. In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of ValueStar, after distribution in full of the preferential amounts to be distributed to the holders of preferred stock, as discussed below, the holders of common stock are entitled to receive all the remaining assets of ValueStar of whatever kind available for distribution to shareholders ratably in proportion to the number of shares of common stock respectively held by them.

         Convertibility. Shares of common stock or other shares of any class or series may be made convertible or exchangeable for, at the option of ValueStar or the holder or upon the occurrence of a specified event, shares or any other class or classes or any other series of the same or any other class or classes of shares of ValueStar, at such price or prices or at such rate or rates of exchange and with such adjustments as shall be set forth in the resolution or resolutions providing for the issuance of such convertible or exchangeable shares adopted by the Board of Directors. The currently outstanding shares of common stock are not convertible or exchangeable for other securities.

         Redeemability. Shares of common stock may be made redeemable at the option of ValueStar, of the holder thereof, of another person, or upon the occurrence of a designated event, if and to the extent allowed by the Colorado Business Corporation Act, as such law may subsequently be amended. The terms and conditions of redemption, including the date or dates upon or after which shares of common stock shall be redeemable, the amount per share payable in case of redemption and any variance in the amount or amounts payable, among other terms, conditions and limitations which may be imposed, may be fixed and established by the Board of Directors in the resolution or resolutions authorizing the issuance of redeemable common shares. The currently outstanding shares of common stock are not redeemable.

         Preferred Stock

         General. The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the preferred stock, the establishment of different series of preferred stock, and the variations in the relative rights and preferences as between different series shall be established by the Board of Directors in accordance with the Colorado Business Corporation Act. The Board of Directors is authorized to divide the authorized but unissued preferred stock into as many series as the Board of Directors from time to time may determine, and to issue the preferred stock in such series without further approval by the shareholders except as otherwise may be provided in contractual agreements between ValueStar and holders of its preferred stock.

         The Restated Articles restate the current rights, preferences, privileges and restrictions of ValueStar's Series A Stock, Series B Stock and Series CC Stock but amends the dividend and liquidation rights of each such Series to permit the Board of Directors to designate future series of preferred stock with dividend rights or liquidation rights senior to one or more of such Series, as discussed below. The Restated Articles also amend the voting rights of the holders of Series B Stock with respect to the election of directors, as discussed below.

         Voting Rights. Except for such voting powers with respect to the election of directors or other matters as may be stated in the resolutions of the Board of Directors creating any series of preferred stock, or as otherwise provided in the Restated Articles with respect to the Series A Stock, Series B Stock and Series CC Stock, as discussed below, the holders of a series of preferred stock shall have no voting power whatsoever. Holders of preferred stock shall not have the right to cumulate their votes in the election of directors except to the extent those rights are specifically granted in resolutions of the Board of Directors creating any series of preferred stock.

         Except as otherwise required by law or expressly provided in the Restated Articles, each share of Series A Stock, Series B Stock and Series CC Stock is entitled to vote on all matters submitted or required to be submitted to a vote of the shareholders of ValueStar and is entitled to the number of votes equal to the number of whole shares of common stock into which such shares of preferred stock are convertible pursuant to the provisions of the Restated Articles, as discussed below, at the record date for the determination of shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. In each such case, except as otherwise required by law or expressly provided in the Restated Articles, the holders of shares of Series A Stock, Series B Stock and Series CC Stock and the holders of common stock shall vote together and not as separate classes.

         As of the record date, on all matters submitted to a vote of the shareholders other than the election of directors, the shares of Series A Stock were entitled to an average of 8.7264 votes per share (the exact number of votes for a particular share of Series A Stock equals the number of shares of common stock into which such share is convertible as of the record date, which number depends, in part, on the amount of accrued dividends on such share as of the record date). As of the record date, each share of Series B Stock was entitled to 14.7059 votes and the shares of Series CC Stock were entitled to an average of 72.0450 votes per share (the exact number of votes for a particular share of Series CC Stock equals the number of shares of common stock into which such share is convertible as of the record date, which number depends, in part, on the amount of accrued dividends on such share as of the record date). In any election for directors, however, so long as at least 100,000 shares of Series A Stock are issued and outstanding, as adjusted for any stock splits, dividends, combinations, recapitalizations and the like ("appropriately adjusted"), the holders of Series A Stock are entitled, voting as a separate class, to elect one and only one director. The current certificate of designation for the Series B Stock provides that so long as at least 200,000 shares of Series B Stock are issued and outstanding, appropriately adjusted, the holders of Series B Stock are entitled, voting as a separate class, to elect two and only two directors. The Restated Articles, however, amends this right by providing that the holders of Series B Stock are entitled to elect one and only one director. So long as at least 100,000 shares of Series CC Stock are issued and outstanding, appropriately adjusted, the holders of Series CC Stock are entitled, voting as a separate class, to elect one and only one director. The remaining authorized members of the Board of Directors not entitled to be elected by any series of preferred stock then outstanding from time to time shall be elected by the holders of common stock.

         The Restated Articles provide that any vacancy created on the Board of Directors shall be filled by a successor director who shall be elected in a manner by which his or her predecessor was elected as discussed above. Any director may be removed during his term of office in accordance with the Colorado Business Corporation Act, and any vacancy thereby created shall be filled in the manner discussed above.

         The Restated Articles further provide that notwithstanding anything in the Restated Articles, the Board of Directors has the authority to create additional series of preferred stock that are (as to the rights of such series to vote) senior to, junior to, or on parity with any authorized series of preferred stock or the common stock, including any series authorized hereafter except to the extent the resolutions creating any such series specifically prohibits the creation of any series senior to or on parity with such series as to the right to vote.

         Dividends. Each holder of outstanding shares of Series A Stock is entitled to receive, when and if declared by the Board of Directors and out of any funds legally available therefor, cumulative dividends at the annual rate of $0.80 per share, appropriately adjusted, accruing quarterly at the end of each calendar quarter, and compounded annually, whether or not earned or declared, and payable in shares of Series A Stock at the rate of one share for each $10.00 of such accrued preferential dividend during each fiscal year and in preference to any declaration or payment (payable other than in common stock) on common stock, Series B Stock or Series CC Stock, but senior to, junior to, or on parity with the Series A Stock as to the payment of dividends with any further series of preferred stock the Board of Directors may create pursuant to its authority discussed above and by the Colorado Business Corporation Act, as may be set forth in any resolutions establishing any such new series. No cash dividends shall be declared and paid on the common stock or any other equity security of ValueStar that is not by its terms expressly senior to the Series A Stock as to the payment of dividends unless a like cash dividend amount has been paid to the Series A Stock on an as converted basis. Upon the conversion of any share of Series A Stock, all accrued Series A preferential dividends shall be paid upon such conversion whether or not the preferential dividends have been declared by the Board of Directors.

         Subject to the preferential dividend rights of the holders of Series A Stock and the holders of any other series of preferred stock created that is by its terms expressly senior to the Series B Stock, each holder of outstanding shares of Series B Stock is be entitled to receive, when and if declared by the Board of Directors and out of any funds legally available therefor, non-cumulative dividends at the annual rate of $1.40 per share, appropriately adjusted, and in preference to any declaration or payment (payable other than in common stock) of dividends with respect to the common stock. The Board of Directors, pursuant to its authority discussed above and by the Colorado Business Corporation Act, may create additional series of preferred stock that are senior to, junior to, or on parity with the Series B Stock as to the payment of dividends as may be set forth in any resolutions establishing any such new series. No cash dividends shall be declared and paid on the common stock or any other equity security of ValueStar except the Series A Stock and any other series of preferred stock created that is by its terms expressly senior to the Series B Stock as to the payment of dividends, as discussed above, unless a like cash dividend amount has been paid to the Series B Stock on an as converted basis.

         Subject to the preferential dividend rights of the holders of the Corporation's Series A Stock, Series B Stock and any other series of preferred stock created that is by its terms expressly senior to the Series CC Stock as to the payment of dividends, each holder of outstanding shares of Series CC Stock is entitled to receive, when and if declared by the Board of Directors and out of any funds legally available therefor, cumulative dividends at the annual rate of $3.60 per share, appropriately adjusted, and in preference to any declaration or payment (payable other than in common stock) of dividends with respect to the common stock. The Board of Directors, pursuant to its authority discussed above and by the Colorado Business Corporation Act, may create additional series of preferred stock that are senior to, junior to, or on parity with the Series CC Stock as to the payment of dividends as may be set forth in any resolutions establishing any such new series. No cash dividends shall be declared and paid on the common stock or any other equity security of ValueStar except the Series

A Stock, the Series B Stock and any other series of preferred stock created that is by its terms expressly senior to the Series CC Stock as to the payment of dividends, as discussed above, unless a like cash dividend amount has been paid to the Series CC Stock on an as converted basis.

         If ValueStar declares a distribution payable in securities of persons other than ValueStar, evidences of indebtedness issued by ValueStar or other persons, assets (excluding cash dividends) or options or rights to purchase any such securities or evidences of indebtedness, then, in each such case, the holders of Series A Stock, Series B Stock and Series CC Stock shall be entitled to a proportionate share of any such distribution as though the holders were the holders of the number of shares of common stock into which their respective shares of preferred stock are convertible as of the record date fixed for the determination of the holders of common stock who are entitled to receive such distribution.

         Preference on Liquidation. Except upon certain "qualified liquidation events," as discussed below, in the event of any liquidation, dissolution or winding up of ValueStar, whether voluntary or involuntary (each a "Liquidation Event") the holders of Series A Stock are entitled to be paid out of ValueStar's assets available for distribution to shareholders, before payment is made in respect of the shares of common stock, Series B Stock, Series CC Stock or any other equity security of ValueStar not expressly senior to the Series A Stock as to its liquidation preference, in an amount equal to $10.00 per share, appropriately adjusted, together with an amount equal to the greater of (A) 8% of such $10.00 compounded annually at the rate of 8% for each year (or fraction thereof) after the date of the issuance of each such share of Series A Stock, less the amount, if any, of any cash dividends actually paid to the Series A Stock through the date of liquidation, or (B) any declared and unpaid dividends on the Series A Stock ( the "Series A Preference Price").

         Upon a Liquidation Event, the holders of Series B Stock are entitled, on a basis in parity with the holders of Series CC Stock, to be paid out of the assets available for distribution, after payment of the Series A Preference Price and before any payment is made in respect of the shares of common stock or any other equity security not expressly senior to the Series B Stock and Series CC Stock as to its liquidation preference, in an amount equal to $17.50 per share, appropriately adjusted, together with any declared and unpaid dividends thereon (the "Series B Preference Price"). After payment of the Series B Preference Price and the Series CC Preference Price, as defined below, the holders of Series B Stock and common stock shall be paid, on a pro rata as-converted basis, from the remaining assets until such time that the holders of Series B Stock shall have received, including any payment of the Series B Preference Price, $30.00 per share of Series B Stock, appropriately adjusted (the "Series B Liquidation Amount").

         Upon a Liquidation Event, after payment of the Series A Preference Price, the holders of Series CC Stock are entitled, on a basis in parity with the Series B Stock, to be paid out of the assets available for distribution, and before any payment is made in respect of the shares of common stock or any other equity security not expressly senior to the Series B Stock and Series CC Stock as to its liquidation preference, in an amount equal to $45.00 per share, appropriately adjusted, together with an amount equal to eight percent (8%) of such $45.00 at the rate of 8% for each year (or fraction thereof) after the date of the issuance of each such share of Series CC Stock, less the amount, if any, of any cash dividends actually paid to the Series CC Stock through the date of liquidation (but not less than zero) (the "Series CC Preference Price").

         After payment in full of the Series A Preference Price, the Series B Liquidation Amount and the Series CC Preference Price as described above, the remaining assets shall be distributed ratably solely among the holders of the outstanding shares of common stock in an equal amount per share.

         If the assets available for distribution are insufficient to pay in full the Series A Preference Price, then all assets available for distribution to shareholders, after payment in full of any liquidation preference payable to holders of shares of any series of preferred stock that is by its terms senior to the Series A Stock, shall be distributed ratably among the holders of Series A Stock (and the holders of any preferred stock that by its terms is to be treated on parity with the Series A Stock). If upon payment in full of the Series A Preference and any liquidation preference of any series of preferred stock that is by its terms senior to the Series B Stock and the Series CC Stock, the remaining assets shall be insufficient to pay the holders of the Series B Stock and the Series CC Stock their full respective Preference Price, then all of the remaining assets shall be distributed ratably to the holders of the Series B Stock and Series CC Stock (and the holders of any preferred stock that by its terms is to be treated on parity with the Series B Stock and the Series CC Stock) in proportion to the respective amounts which would be payable on the shares held by them if the respective Preference Price were paid in full. Each share of Series B Stock and each share of Series CC Stock shall rank on parity with each other share of Series B Stock and Series CC Stock without regard to distributions on the liquidation, dissolution or winding up of ValueStar, and no amount shall be paid or set apart for payment on the shares of the Series B Stock or the shares of Series CC Stock unless at the same time amounts in like proportion to the respective Preference Prices of the Series CC Stock or Series B Stock, as the case may be, then outstanding shall be paid or set apart.

         Except for certain events that cause the automatic conversion of the Series A Stock, the Series B Stock and the Series CC Stock, as discussed below, a sale of all or substantially all of ValueStar's assets or a consolidation, merger or reorganization of ValueStar with or into any other corporation or corporations if ValueStar's shareholders do not control a majority of the outstanding voting securities of such consolidated, merged or reorganized corporation, shall be deemed to be a liquidation, dissolution or winding up of ValueStar for purposes of the preferred stock liquidation preferences discussed above.

         The Restated Articles provide that certain events that cause the automatic conversion of the Series A Stock, Series B Stock or Series CC Stock shall not be deemed to trigger the liquidation preference of that series. Specifically, (i) a merger or consolidation of ValueStar with or into another corporation or entity, (ii) the sale of all or substantially all of ValueStar's properties and assets, or (z) a sale of shares of common stock, in each circumstance in which each holder of preferred stock concurrently receives cash and/or marketable securities in an aggregate amount equal to at least $5.00 per share, with respect to the Series A Stock and Series B Stock, appropriately adjusted, and $100.00 per share with respect to the Series CC Stock, appropriately adjusted, if such event occurs on or before March 31, 2002, or $7.00 per share with respect to the Series A Stock and Series B Stock, appropriately adjusted, and $150.00 per share with respect to the Series CC Stock, appropriately adjusted, if such event occurs after March 31, 2002, and the aggregate gross consideration received by ValueStar and/or its shareholders is, with respect to the Series A Stock and Series B Stock, at least $40,000,000, or, with respect to the Series CC Stock, at least $100,000,000.

         Conversion. The Restated Articles provide that the holders of Series A Stock, Series B Stock and Series CC Stock have the right at any time to convert their shares into shares of common stock and further provide that shares of Series A Stock, Series B Stock and Series CC Stock shall automatically convert into shares of common stock on certain events, as discussed below. Each share of Series A Stock is convertible into that number of shares of common stock that is equal to the quotient obtained by dividing $10.00 by the conversion price then in effect for the Series A Stock, provided, however, that upon such conversion, all Series A Stock preferential dividends accrued on such share shall be paid whether or not such dividends have been declared. Each share of Series B Stock is convertible into that number of shares of common stock that is equal to the quotient obtained by dividing $17.50 by the conversion price then in effect for the Series B Stock. Each share of Series CC Stock is convertible into that number of shares of common stock that is equal to the quotient obtained by dividing the Series CC Preference Price payable on liquidation, as discussed above, by the conversion price then in effect for the Series CC Stock. As of the record date, including anti-dilution adjustments to date (but excluding the effect of accrued dividends with respect to the Series A Stock and Series CC Stock), the conversion price of the Series A Stock was $1.32 per share, the conversion price of the Series B Stock was $1.19 per share and the conversion price of the Series CC Stock was $0.64 per share. As of the record date, therefore, each share of Series A Stock was convertible into 7.576 shares of common stock, each share of Series B Stock was convertible into 14.706 shares of common stock and each share of Series CC was convertible into 70.3125 shares of common stock.

         The conversion price of the Series A Stock, Series B Stock and Series CC Stock shall be adjusted appropriately, for stock splits, combinations, reclassifications, other capital reorganizations and for certain dividends and distributions in the form of securities of ValueStar. In addition, the Restated Articles provide for a "weighted average" anti-dilution adjustment to the conversion price of the Series A Stock, Series B Stock or Series CC Stock if ValueStar issues or sells, or is deemed to have issued or sold, additional shares of common stock at an effective price below the then current conversion price of that series. As a result of the issuance of the 192,739 shares of Series CC Stock at a price below the then conversion prices of the Series A Stock and the Series B Stock, and the issuance by ValueStar in May 2001 of $2,500,000 of bridge notes with 12,500,000 shares of common stock, the conversion price of the Series A Stock was adjusted from $2.00 to $1.32 as of the record date, the conversion price of the Series B Stock was adjusted from $1.75 to $1.19 as of the record date and the conversion price of the Series CC Stock was adjusted from $0.75 to $0.64 as of the record date. These conversion prices may be adjusted upward if certain outstanding convertible securities expire prior to conversion into common stock or adjusted downward if ValueStar issues new securities below the then applicable conversion prices.

         The anti-dilution adjustments to the conversion prices of the Series A Stock, Series B Stock and Series CC Stock do not apply to the issue or sale after the filing date of the certificate of designation for that series ("Filing Date") of (i) shares of common stock issued upon conversion of the shares of preferred stock; (ii) shares of common stock (or options, warrants or rights therefor) granted or issued to employees, officers, directors, contractors, consultants or advisers to, ValueStar or any subsidiary pursuant to incentive agreements, stock purchase or stock option plans, stock bonuses or awards, warrants, contracts or other arrangements that are approved by the Board of Directors; (iii) securities issued by ValueStar representing in the aggregate 5% or less of the then outstanding shares of common stock, on a fully-diluted basis, to contractors, consultants, advisors to, or vendors of, ValueStar or in connection with any credit, financing or leasing agreements or similar instruments with equipment lessors or other persons providing equipment lease or other equipment financing; (iv) securities issued in connection with or pursuant to the acquisition of all or any portion of another company by ValueStar whether by merger or any other reorganization or by the purchase of all or any portion of the assets of another company, pursuant to a plan, agreement or other arrangement approved by the Board of Directors; (v) securities issued to or in connection with an arrangement or venture with a strategic partner of ValueStar, provided the issuance is unanimously approved by the Board of Directors; (vi) shares of common stock or preferred stock issued or issuable upon the exercise of any warrants, options or other rights that were outstanding as of the Filing Date (or issued or issuable after the reissuance of any such expired or terminated options, warrants or rights and net of any such issued shares repurchased by ValueStar; (vii) the reissuance or assignment by ValueStar of any shares of common stock outstanding as of the Filing Date to a different person from the holder of such shares; (viii) securities issued pursuant to any anti-dilution rights of the holders of preferred stock or warrants to purchase securities of ValueStar outstanding as of the Filing Date; (ix) shares of common stock issued in a public offering by ValueStar in which all shares of preferred stock are automatically converted into shares of common stock, as discussed below; and (x) shares of common stock issued by way of dividend or other distribution on any of the foregoing securities.

         Each share of Series A Stock, Series B Stock and Series CC Stock automatically converts into shares of common stock based upon its respective conversion price then in effect upon the occurrence of certain events. Such conversion will occur on the closing of an underwritten SEC registered public offering of shares of common stock for the account of ValueStar, with certain exceptions, that results in aggregate gross cash proceeds to ValueStar of at least $15,000,000 at a per share price equal to at least $5.00, appropriately adjusted, and an aggregate value of ValueStar immediately prior to the offering, of at least $40,000,000, with respect to the Series A and Series B, and $150,000,000 with respect to the Series CC Stock, which aggregate value is determined by multiplying (i) the number of outstanding shares of common stock, on a fully-diluted, as-converted basis, immediately prior to the offering, times
(ii) the initial per share price of the common stock as offered to the public in the offering.

         Each share of Series A Stock, Series B Stock and Series CC Stock also automatically converts into common stock on the closing of (i) a merger or consolidation of ValueStar with or into another corporation or entity, (ii) the sale of all or substantially all of ValueStar's properties and assets, or (iii) a sale of shares of common stock, in each circumstance in which each holder of preferred stock concurrently receives cash and/or marketable securities in an aggregate amount equal to at least $5.00 per share of Series A Stock and Series B Stock, appropriately adjusted, and $100.00 per share of Series CC Stock, appropriately adjusted, if such event occurs on or before March 31, 2002, or $7.00 per share of Series A Stock and Series B Stock, appropriately adjusted, and $150.00 per share of Series CC Stock, appropriately adjusted, if such event occurs after March 31, 2002, and the aggregate gross consideration received by ValueStar and/or its shareholders is, with respect to the Series A Stock and Series B Stock, at least $40,000,000, or, with respect to the Series CC Stock, at least $100,000,000. In addition, each share of Series A Stock, Series B Stock and Series CC Stock automatically converts into common stock as of the first date on which the common stock is qualified for listing and is trading on the NASDAQ - National Market System ("NMS") or the New York Stock Exchange ("NSYE") and ValueStar has had, for any three consecutive months (a "Quarter"), (i) average trading volume of at least 25,000 shares per trading day, and (ii) an average daily high-bid and low-ask price, if the shares are listed and traded on the NMS, or closing price, if the shares are listed and traded on the NYSE, during such Quarter of at least $5.00 per share, appropriately adjusted, if such Quarter commences on or before April 1, 2002, or $7.00 per share, appropriately adjusted, if such Quarter commences after April 1, 2002.

         Automatic conversion of the Series A Stock will also occur upon the affirmative vote of the holders of at least 75% of the outstanding shares of Series A Stock and, with respect to each of the Series B Stock and Series CC Stock, upon the affirmative vote of the holders of at least 66 2/3% of the holders of the outstanding shares of that series.

         Liability of Directors and Indemnification

         The Restated Articles provide that a director of ValueStar shall not be personally liable to ValueStar or its shareholders for monetary damages for breach of fiduciary duty as a director other than (i) any breach of the director's duty of loyalty to ValueStar or to its shareholders; (ii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; certain acts specified in the Colorado Business Corporation Act; or (iv) any transaction from which the director directly or indirectly derived any improper personal benefit. If the Colorado Business Corporation Act is amended to eliminate or limit further the liability of a director, then, in addition to the elimination and limitation of liability discussed above, the liability of each director shall be eliminated or limited to the fullest extent permitted by the Colorado Business Corporation Act as so amended. Any repeal or modification by the shareholders of the provisions in the Restated Articles limiting the liability of directors shall not adversely affect any right or protection of a director, as in effect immediately prior to the repeal or modification, with respect to any liability that would have accrued, but for such provisions, prior to the repeal or modification.

         The Restated Articles also provide that ValueStar shall indemnify, to the fullest extent permitted by applicable law in effect from time to time, any person, and the estate and personal representative of any such person, against all liability and expense (including attorney's fees) incurred by reason of the fact that such person is or was a director or officer of ValueStar, or while serving as a director or officer of ValueStar, is or was serving at the request of ValueStar as a director, officer, partner, trustee, employee, fiduciary, or agent of, on in any similar managerial or fiduciary position of, another domestic or foreign corporation or other individual or entity or of an employee benefit plan. ValueStar shall also indemnify any employee, fiduciary, or agent, and that person's estate and personal representative, to the extent and in the manner provided by any bylaw, resolution of the shareholders or directors, contract or otherwise, so long as such provision is legally permissible. The foregoing right of indemnification shall not be exclusive of other rights to which such person may be entitled under applicable law.


Paragraph deleted



                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

Common Stock

         The following table sets forth, as of the record date, the common stock ownership of each director and executive officer of ValueStar, all executive officers and directors of ValueStar as a group, and each person known by ValueStar to be a beneficial owner of 5% or more of its common stock. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares.

----------------------------------------------------------------------------------------------------
    Name and Address of                             Amount and Nature
     Beneficial Owner                           Of Beneficial Ownership           Percent
----------------------------------------------------------------------------------------------------
James Stein                                           1,782,271(1)                  6.2%
360-22nd Street
Oakland, CA 92109

James A. Barnes                                       2,358,592(2)                  8.0%
8617 Canyon View Drive
Las Vegas, NV 89117


J. Mitchell Hull                                     16,127,103(3)                 45.1%
152 W. 57th Street, 11th Flr.
New York, NY 10019


                                                 14



Steven A. Ledger                                      5,649,171(4)                 16.5%
2120 Colorado Avenue, 4th Flr.
Santa Monica, CA 90404

Steven VanFleet                                             -0-(5)                     -
11718 Nicholas Street
Omaha, NE 68514

Rustic Canyon Ventures, L.P.                          2,615,032(6)                  8.4%
2425 Olympic Blvd., Suite 6050W
Santa Monica, CA 90404

Seacoast Capital Partners Limited Partnership         2,992,579(7)                  9.9%
55 Ferncroft Road
Danvers, MA 01923

eCompanies Venture Group, L.P.                        5,649,171(8)                 16.5%
2120 Colorado Avenue, 4th Flr.
Santa Monica, CA 90404

First Data Corporation                                4,546,746(9)                 13.7%
5660 New Northside Drive, Suite 1400
Atlanta, GA 30328-5800

Eben S. Moulton                                       2,992,579(10)                 9.9%
Walter H. Leonard                                     2,992,579(10)                 9.9%
Jeffrey J. Holland                                    2,992,579(10)                 9.9%
Paul G. Giovacchini                                   2,992,579(10)                 9.9%
Thomas W. Gorman                                      2,992,579(10)                 9.9%
Timothy M. Spicer                                     5,649,171(11)                16.5%
Thomas Unterman                                       2,615,032(12)                 8.4%

All directors and executive officers                 25,952,986                    60.8%
as a group (6 persons)


(1) Includes 239,792 common shares issuable upon the exercise of outstanding stock options within 60 days and 62,500 common shares issuable upon the exercise of a stock purchase warrant. Includes 3,000 common shares held by Mr. Stein's wife and minor children.

(2) Represents 388,510 shares held of record by Sunrise Capital, Inc. ("SCI"), 650,145 shares held of record by Tiffany Investments ("TI"), 97,629 shares held of record by Tiffany Investments Limited Partnership ("TILP"), 13,334 shares held of record by Sunrise Management, Inc. Profit Sharing Plan ("SMIPS") and 135,834 shares issuable upon the exercise of outstanding stock options within 60 days. Also includes 274,180 common shares issuable upon the exercise of stock purchase warrants and 532,250 shares issuable on conversion of Series A Stock and Series CC Stock held by the above entities and a family trust. Mr. Barnes is President and owner of SCI, General Partner of TI and TILP and Trustee of SMIPS and has investment and voting power over the aforementioned shares.


(3) Includes 542,627 shares held of record by Duck Partners, LP; 6,523,675 shares held of record by the Hull Capital Profit Sharing Plan and Trust for the benefit of Mitchell Hull; 843,585 common shares held of record by Hull Overseas Ltd.; 900,212 common shares held of record by J.M. Hull Associates, LP. and 262,500 shares issuable upon the exercise of outstanding stock options within 60 days. Also includes 2,534,073 common shares issuable upon the exercise of stock purchase warrants held by Mr. Hull, Hull Capital Corp. and the above entities and 4,434,676 shares issuable on conversion of Series CC Stock held by the above entities. Mr. Hull is a director of Hull Overseas Ltd., general partner of J.M. Hull Associates, LP, general partner of Duck Partners, LP, President of Hull Capital Corp. and

                                       15



     a trustee of the Hull Capital Profit Sharing Plan and Trust and, therefore, is deemed to exercise voting and investment power over the shares held by the above entities.


(4) Mr. Ledger is a general partner of eCompanies Venture Group, L.P. ("eCompanies") and may be deemed to have voting power with respect to the shares issuable to eCompanies. See footnote (8). Mr. Ledger expressly disclaims beneficial ownership of the securities controlled by eCompanies.

(5) Mr. VanFleet is a senior vice president of First Data Corporation and a director of ValueStar and expressly disclaims investment or voting power and beneficial ownership of the securities controlled by First Data Corporation. See footnote (9).

(6) Includes 8,547 common shares issuable upon the exercise of stock purchase warrants and 2,521,015 shares issuable on conversion of Series B Stock. Rustic Canyon Partners, LLC is the general partner of Rustic Canyon Ventures, L.P (formerly "TMCT Ventures, L.P.") and, therefore, is deemed to exercise voting and investment power over all of the shares held by Rustic Canyon Ventures, L.P.

(7) Includes 11,284 common shares issuable upon the exercise of stock purchase warrants and 1,610,427 shares issuable on conversion of Series A Stock and Series B Stock. Seacoast I Advisors, LLC is the sole general partner of Seacoast Capital Partners Limited Partnership ("Seacoast") and, therefore, is deemed to exercise voting and investment power over all of the shares held by Seacoast.

(8) Consists of 166,680 common shares issuable upon the exercise of stock purchase warrants and 5,482,491 shares of common stock issuable on conversion of Series B Stock and Series CC Stock.

(9) Consists of 1,333,350 common shares issuable upon the exercise of stock purchase warrants and 3,213,396 shares of common stock issuable on conversion of Series CC Stock owned of record by First Data Merchant Services Corporation, an indirect wholly-owned subsidiary of First Data Corporation.

(10) These individuals are members of Seacoast I Advisors, LLC, the sole general partner of Seacoast. See footnote (7). As a result, each person may be deemed to share voting power and be a beneficial owner of the securities controlled by Seacoast. Each of these individuals expressly disclaims beneficial ownership of the securities controlled by Seacoast.

(11) Mr. Spicer is a general partner of eCompanies and may be deemed to have voting power with respect to the shares issuable to eCompanies. See footnote (8). Mr. Spicer expressly disclaims beneficial ownership of the securities controlled by eCompanies.

(12) Mr. Unterman is managing partner of Rustic Canyon Partners, LLC, which is the general partner of Rustic Canyon Ventures, L.P. ("Rustic L.P.") and may be deemed to have voting power with respect to the shares issuable to Rustic L.P. See footnote (6). Mr. Unterman expressly disclaims beneficial ownership of the securities controlled by Rustic L.P.


Preferred Stock

         The following security ownership information is set forth as of the record date with respect to each director of ValueStar and to certain persons or groups known to ValueStar to be beneficial owners of more than 5% of each of ValueStar's outstanding classes of preferred stock. The amount represents the number of preferred shares of each class held at May 25, 2001. Please see footnotes to the common stock table above for additional information regarding beneficial holdings.

                                                        Series A Preferred        Series B Preferred         Series CC Preferred
                                                      ----------------------    -----------------------    ------------------------
                                                      Number of                 Number of                  Number of
                                                      Preferred                 Preferred                  Preferred
         Name and Address of                          Shares of   Percent of    Shares of    Percent of    Shares of    Percent of
           Beneficial Owner                             Class       Class         Class        Class         Class        Class
           ----------------                             -----       -----         -----        -----         -----        -----
Seacoast Capital Partners LP                           100,000      44.4%         50,129        7.6%           -           -
  55 Ferncroft Road
  Danvers, Massachusetts 01923

Tangent Growth Fund, L.P.                               30,000      13.3%         11,021        1.7%           -           -
  180 Geary Street, Suite 500
  San Francisco, CA 94108

Pacific Mezzanine Fund, L.P.                            20,000       8.9%         19,138        2.9%           -           -
  2200 Powell Street, Suite 1250
  Emeryville, CA 94608

Jerry E. Polis Family Trust                             20,000       8.9%           -           -              -           -
  980 American Pacific Drive, Suite #111
  Henderson, Nevada 89014

Davric Corporation                                        -          -              -           -            11,111        5.8%
  980 American Pacific Drive, Suite #111
  Henderson, Nevada 89014

Casa Blanca Ventures, LLC                               15,000       6.7%          9,000        1.4%           -           -
  5101 North Casa Blanca Drive, #219
  Scottsdale, AZ 85253

James A. Barnes                                   (1)   15,000       6.7%           -           -            10,556        5.5%
  8617 Canyon View Drive
  Las Vegas, Nevada 89117

eCompanies Venture Group, L.P.                            -          -           345,715       52.4%          5,556        2.9%
  2120 Colorado Avenue, 4th Flr.
  Santa Monica, CA 90404

Rustic Canyon Ventures, L.P.                              -          -           171,429       26.0%           -           -
  2425 Olympic Blvd., Suite 6050W
  Santa Monica, CA 90404

Hull Overseas Ltd.                                (4)     -          -              -           -            22,667       11.8%
  152 W. 57th St.
  New York, NY  10019

J.M. Hull Associates, LP                          (4)     -          -              -           -            22,222       11.5%
  152 W. 57th St.
  New York, NY  10019

Hull Capital Corp. Profit Sharing Plan and Trust  (4)                                                        13,890        7.2%
  152 W. 57th St.
  New York, NY  10019

Steven Ledger                                     (2)     -          -           345,715       52.4%          5,556        2.9%
  2120 Colorado Avenue, 4th Flr.
  Santa Monica, CA 90404

First Data Corporation                            (3)                                                        44,445       23.1%
  5660 New Northside Drive, Suite 1400
  Atlanta, GA 30328-5800

J. Mitchell Hull                                  (4)     -          -              -           -            61,557       31.9%
  152 W. 57th St.
   New York, NY  10019

Steven VanFleet                                   (5)     -          -              -           -              -           -
  5660 New Northside Drive, #1400
  Atlanta, Georgia 30328

Eben S. Moulton                                   (6)  100,000      44.4%         50,129        7.6%           -           -

Jeffrey J. Holland                                (6)  100,000      44.4%         50,129        7.6%           -           -

Walter H. Leonard                                 (6)  100,000      44.4%         50,129        7.6%           -           -

Paul G. Giovacchini                               (6)  100,000      44.4%         50,129        7.6%           -           -

Thomas W. Gorman                                  (6)  100,000      44.4%         50,129        7.6%           -           -

Timothy M. Spicer                                 (7)     -          -           345,715       52.4%          5,556        2.9%

Thomas Unterman                                   (8)     -          -           171,429       26.0%           -           -

Nathan W. Bell                                    (9)   20,000       8.9%         19,138        2.9%           -           -

                                                                 17



(1) Includes preferred shares held by Tiffany Investments, Sunrise Management Inc. PS Plan and a family trust. See note 2 to the common shareholder table.

(2) Mr. Ledger is a general partner of eCompanies Venture Group, L.P. and may be deemed to have voting power with respect to the shares issuable to eCompanies. See notes 4 and 8 to the common shareholder table.

(3)  See note 9 to the common shareholder table.

(4) J. Mitchell Hull is a director of Hull Overseas Ltd., general partner of J.M. Hull Associates, L.P. and trustee of the Hull Capital Profit Sharing Plan and Trust, and, therefore, is deemed to exercise voting and investment power over all of the shares held by these three entities and an additional 2,778 shares of Series CC preferred stock held by Duck Partners Ltd. See note 3 to the common shareholder table.

(5)  See note 5 to the common shareholder table.

(6)  See note 10 to the common shareholder table.

(7)  See note 11 to the common shareholder table.

(8)  See note 12 to the common shareholder table.

(9) Mr. Bell is the general partner of Pacific Private Capital which is the general partner of Pacific Mezzanine and may be deemed to have investment and voting power with respect to the shares held by Pacific Mezzanine.


                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before the Special Meeting. However, if any matters other than those referred to herein should properly come before the Special Meeting, it is the intention of the proxy holders to vote such proxy in accordance with his or her best judgment.


                                            By Order of the Board of Directors

                                            /s/ JAMES STEIN
                                            James Stein
June 15, 2001                                Chairman and CEO

                              VALUESTAR CORPORATION

                                   APPENDIX A

                                       TO

                                 PROXY STATEMENT

                                       FOR

                         SPECIAL MEETING OF SHAREHOLDERS

                                       ON

                                  JULY 20, 2001

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                              VALUESTAR CORPORATION


FIRST: The name of the corporation is VALUESTAR CORPORATION.

SECOND: The corporation shall have perpetual existence.

THIRD: A. AUTHORIZED CAPITAL. The aggregate number of shares of capital stock of all classes which the Corporation shall have authority to issue is Two Hundred Ten MILLION (210,000,000), of which Two Hundred MILLION (200,000,000) shares having a par value of $0.00025 per share shall be of a class designated "Common Stock" (or "Common Shares"), and TEN MILLION (10,000,000) shares having a par value of $0.00025 per share shall be a class designated "Preferred Stock" (or "Preferred Shares"). All shares of the Corporation shall be issued for such consideration or considerations as the Board of Directors of the Corporation ("Board of Directors") may from time to time determine.

     B.  PREFERRED STOCK.

         General. The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the Preferred Stock, the establishment of different series of Preferred Stock, and the variations in the relative rights and preferences as between different series shall be established by the Board of Directors in accordance with the Colorado Business Corporation Act. Except for such voting powers with respect to the election of directors or other matters as may be stated in the resolutions of the Board of Directors creating any series of Preferred Stock, or as otherwise provided herein, the holders of any such series shall have no voting power whatsoever. Holders of Preferred Stock shall not have the right to cumulate their votes in the election of directors except to the extent those rights are specifically granted in resolutions of the Board of Directors creating any series of Preferred Stock.

         Series Previously Created. This Corporation has previously designated four series of its Preferred Stock referred to herein as "Series A Stock," "Series B Stock," "Series C Stock," and "Series CC Stock," as follows:

         On July 21, 1999, the Board of Directors designated ONE MILLION (1,000,000) shares of Preferred Stock as "SERIES A CONVERTIBLE PREFERRED STOCK" (also referred to herein as "Series A Stock").

         On December 7, 1999, the Board of Directors designated EIGHT HUNDRED THOUSAND (800,000) shares of Preferred Stock as "SERIES B CONVERTIBLE PREFERRED STOCK" (ALSO REFERRED TO HEREIN AS "Series B Stock").

         On September 14, 2000, the Board of Directors designated ONE MILLION THREE HUNDRED THIRTY-THREE THOUSAND THREE HUNDRED THIRTY-THREE (1,333,333) shares of Preferred Stock as "SERIES C CONVERTIBLE PREFERRED STOCK" (also referred to herein as "Series C Stock") of which 238,469 shares were issued. All of the issued shares of Series C Stock have subsequently been returned to the Corporation and cancelled, and which cancellation reduced the total number of shares of authorized preferred stock prior to the adoption of these amended and restated articles of incorporation.

         On January 5, 2001, the Board of Directors designated FIVE HUNDRED THOUSAND (500,000) shares of Preferred Stock as "SERIES CC CONVERTIBLE PREFERRED STOCK" (also referred to herein as "Series CC Stock").

         As a result of the foregoing, as of the date of these amended and restated articles of incorporation, there are 10,000,000 shares of Preferred Stock authorized, including 1,000,000 shares constituting the Series A Stock, of which 225,000 shares are issued and outstanding, 800,000 shares constituting the Series B Stock, of which

688,586 shares are issued and outstanding and 500,000 shares of Series CC Stock, of which 192,739 shares are issued and outstanding, with preferences as set forth in the following paragraphs.

         Preferences of Series A Stock, Series B Stock, and Series CC Stock. The voting powers, preferences, optional or other special rights and qualifications, limitations or restrictions of the Series A Stock, the Series B Stock and the Series CC Stock shall be as follows:

         1. DIVIDENDS.

                  (a) Generally.


                           (i) Each  holder  of  outstanding  shares of Series A
Stock shall be entitled to receive, when and if declared by the Board of Directors and out of any funds legally available therefor, cumulative dividends at the annual rate of $0.80 per share (the "Series A Preferential Dividend"), accruing quarterly at the end of each calendar quarter, and compounded annually, whether or not earned or declared, payable in shares of Series A Stock at the rate of one share for each $10.00 of such accrued Series A Preferential Dividend during each fiscal year of the Corporation, and in preference to any declaration or payment (payable other than in Common Stock) on Common Stock, Series B Stock or Series CC Stock..


No cash dividends shall be declared and paid on the Common Stock or any other equity security of the Corporation that is not by its terms expressly senior to the Series A Stock as to the payment of dividends unless a like cash dividend amount has been paid to the Series A Stock on an as converted basis. Notwithstanding anything to the contrary hereunder, however, upon the conversion of any share of Series A Stock, all such Series A Preferential Dividend accrued thereon shall be paid upon such conversion whether or not such Series A Preferential Dividend has been declared by the Board of Directors.

                           (ii) Subject to the  preferential  dividend rights of
the holders of the Corporation's Series A Stock and the holders of any other series of Preferred Stock that, by its terms, is senior to the Series B Stock as to the payment of dividends, each holder of outstanding shares of Series B Stock shall be entitled to receive, when and if declared by the Board of Directors and out of any funds legally available therefor, non-cumulative dividends at the annual rate of $1.40 per share (the "Series B Preferential Dividend"), and in preference to any declaration or payment (payable other than in Common Stock) of dividends with respect to the Common Stock.


No cash dividends shall be declared and paid on the Common Stock or any other equity security of the Corporation except the Series A Stock and any other series of Preferred Stock created that is by its terms expressly senior to the Series B Stock as contemplated above unless a like cash dividend amount has been paid to the Series B Stock on an as converted basis.


                           (iii) Subject to the preferential  dividend rights of
the holders of the Corporation's Series A Stock, Series B Stock and any other series of Preferred Stock that, by its terms, is senior to the Series CC Stock as to the payment of dividends, each holder of outstanding shares of Series CC Stock shall be entitled to receive, when and if declared by the Board of Directors and out of any funds legally available therefor, cumulative dividends at the annual rate of $3.60 per share (the "Series CC Preferential Dividend"), and in preference to any declaration or payment (payable other than in Common Stock) of dividends with respect to the Common Stock.

No cash dividends shall be declared and paid on the Common Stock or any other equity security of the Corporation except the Series A Stock, Series B Stock and any other series of Preferred Stock created that is by its terms expressly senior to the Series CC Stock as contemplated above unless a like cash dividend amount has been paid to the Series CC Stock on an as converted basis.

                  (b) Payment Other Than Cash. If the Corporation shall declare a distribution payable in securities of persons other than the Corporation, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights to purchase any such securities or evidences of indebtedness, then, in each such case, the holders of Series A Stock, Series B Stock and Series CC Stock shall be entitled to a proportionate share of any such distribution as though the holders of such Preferred Stock were the holders of the number of shares of Common Stock of the Corporation into which their respective shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation who are entitled to receive such distribution.

                  (c) Dividend Adjustment. The Series A Preferential Dividend, the Series B Preferential Dividend and the Series CC Preferential Dividend shall each be appropriately adjusted for any stock splits, dividends, combinations, recapitalizations and the like ("Appropriately Adjusted").


                  (d) Further Series. Notwithstanding anything in the foregoing, the Board of Directors has the authority pursuant to the foregoing and to the Colorado Business Corporation Act to create additional series of Preferred Stock that are (as to the payment of dividends) senior to, junior to, or in pari passu with any authorized series of Preferred Stock, including the Series A Stock, the Series B Stock, the Series CC Stock and any series authorized hereafter except to the extent the resolutions creating any series authorized hereafter specifically prohibits the creation of any series senior to or in pari passu with such series as to the payment of dividends (whether such dividends are payable in cash or other than cash).


         2. PREFERENCE ON LIQUIDATION.

                  (a) Preference Price. Except upon a "Series A and Series B Qualified Liquidation Event" (as hereinafter defined) with respect to the Series A Stock and the Series B Stock and except upon a "Series CC Qualified Liquidation Event" (as hereinafter defined) with respect to the Series CC Stock (and except to the extent that the Board of Directors, pursuant to the authority granted above and pursuant to the Colorado Business Corporation Act has created a series of Preferred Stock that is senior to the Series A Stock, the Series B Stock, or the Series CC Stock in the liquidation, dissolution, or winding up of this Corporation), in the event of any liquidation, dissolution or winding up of this Corporation, whether voluntary or involuntary:

                           (i) The holders of the outstanding shares of Series A
Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders, whether from capital, surplus funds or earnings, before payment is made in respect of the shares of Common Stock, Series B Stock or Series CC Stock or any other equity security of the Corporation not expressly senior to the Series A Stock as to its liquidation preference, in an amount equal to $10.00 per share (Appropriately Adjusted), together with an amount equal to the greater of (A) eight percent (8%) of such $10.00 compounded annually at the rate of 8% for each year (or fraction thereof) after the date of the issuance of each such share of Series A Stock, less the amount, if any, of any cash dividends actually paid to the Series A Stock through the date of liquidation, or (B) any declared and unpaid dividends thereon ( the "Series A Preference Price");

                           (ii) The holders of the outstanding  shares of Series
B Stock and the Series CC Stock shall be entitled, on a pari passu basis, to be paid out of the assets of the Corporation available for distribution to its shareholders, whether from capital, surplus funds or earnings, after payment of the Series A Preference Price and before any payment is made in respect of the shares of Common Stock or any other equity security of the Corporation not expressly senior to the Series B Stock and Series CC Stock as to its liquidation preference, (with respect to the Series B Stock) in an amount equal to $17.50 per share (Appropriately Adjusted), together with any declared and unpaid dividends thereon (the "Series B Preference Price"), and (with respect to the Series CC Stock) in an amount equal to $45.00 per share (Appropriately Adjusted), together with an amount equal to eight percent (8%) of such $45.00 at the rate of 8% for each year (or fraction thereof) after the date of the issuance of each such share of Series CC Stock, less the amount, if any, of any cash dividends actually paid to the Series CC Stock through the date of liquidation (but not less than zero) (the "Series CC Preference Price");

                           (iii) After payment of the Series B Preference  Price
to the holders of Series B Stock, and payment of the Series CC Preference Price to the holders of Series CC Stock, the holders of outstanding shares of Series B Stock and Common Stock shall be paid, on a pro rata as-converted basis, from the remaining assets of the Corporation until such time that the holders of outstanding shares of Series B Stock shall have received, including any payment of the Series B Preference Price, $30.00 per share of Series B Stock (Appropriately Adjusted) ( the "Series B Liquidation Amount") and no further payment will be made to the holders of the Series CC Stock; and

                           (iv) After payment in full of the Series A Preference
Price, the Series B Liquidation Amount and the Series CC Preference Price as described hereinabove, the remaining assets of the Corporation shall be distributed ratably solely among the holders of the outstanding shares of Common Stock in an equal amount per share.

                  (b) Partial Payment. Upon any such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary:

                           (i) If the assets of the  Corporation  available  for
distribution to its shareholders shall be insufficient to pay in full the Series A Preference Price required to be paid to the holders of the outstanding shares of Series A Stock, then all assets of the Corporation legally available for distribution to the holders of equity securities, after payment in full of any liquidation preference payable to holders of shares of a series of Preferred Stock as may be designated by the Board of Directors after the Filing Date that is by its terms senior to the Series A Stock, shall be distributed ratably among the holders of the outstanding shares of Series A Stock (and the holders of any Preferred Stock that by its terms is to be treated in pari passu with the Series A Stock) in proportion to the Series A Preference Price upon liquidation that each Series A Stock holder is otherwise entitled to receive;

                           (ii)  If,  upon  payment  in  full  of the  Series  A
Preference and any liquidation preference of any series of Preferred Stock as may be designated by the Board of Directors after the Filing Date that is by its terms senior to the Series B Stock and the Series CC Stock, the remaining assets shall be insufficient to pay the holders of the Series B Stock and the Series CC Stock their full respective Preference Price, then all of the remaining assets of the Corporation legally available for distribution to the holders of equity securities shall be distributed ratably to the holders of the Series B Stock and Series CC Stock (and the holders of any Preferred Stock that by its terms is to be treated in pari passu with the Series B Stock and the Series CC Stock) in proportion to the respective amounts which would be payable on the shares held by them if the respective Preference Price were paid in full. Each share of Series B Stock and each share of Series CC Stock shall rank on parity with each other share of Series B Stock and Series CC Stock without regard to distributions on the liquidation, dissolution or winding up of the Corporation, and no amount shall be paid or set apart for payment on the shares of the Series B Stock or the shares of Series CC Stock unless at the same time amounts in like proportion to the respective Preference Prices of the Series CC Stock or Series B Stock, as the case may be, then outstanding shall be paid or set apart.


                  (c) Certain Transactions. The following shall be deemed to be a liquidation, dissolution or winding up within the meaning of this Section 2 with respect to the Series A Stock, Series B Stock and Series CC Stock: (A) a sale of all or substantially all of the Corporation's assets; or (B) a consolidation, merger or reorganization of the Corporation with or into any other corporation or corporations if the Corporation's shareholders do not control a majority of the outstanding voting securities of such consolidated, merged or reorganized corporation(s). The Corporation shall provide written notice of each of the above transactions to each holder of Preferred Stock at least ten (10) days prior to such transaction in accordance with Section 4(n) (below), although the failure to provide such notice shall not invalidate such transaction.


                  (d) Liquidation Adjustment. The Series A Preference Price, the Series B Preference Price, the Series B Liquidation Amount and the Series CC Preference Price shall each be Appropriately Adjusted.

                  (e) Further Series. Notwithstanding anything in the foregoing, the Board of Directors has the authority pursuant to the foregoing and to the Colorado Business Corporation Act to create additional series of Preferred Stock that are (as to the rights of such series following any liquidation, dissolution, or winding up of this Corporation) senior to, junior to, or in pari passu with any authorized series of Preferred Stock or the Common Stock, including any series authorized hereafter except to the extent the resolutions creating any series authorized hereafter specifically prohibits the creation of any series senior to or in pari passu with such series as to the rights of such series in the event of any liquidation, dissolution, or winding up of this Corporation.

         3. VOTING.

                  (a) Generally. Except as otherwise required by law or expressly provided herein, each share of Series A Stock, Series B Stock and Series CC Stock shall be entitled to vote on all matters submitted or required to be submitted to a vote of the shareholders of the Corporation and shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which such shares of Preferred Stock are convertible pursuant to the provisions hereof, at the record date for the determination of shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. In each such case, except as otherwise required by law or expressly provided herein, the holders of shares of Series A Stock, Series B Stock and Series CC Stock and the holders of Common Stock shall vote together and not as separate classes.

                  (b) Special Voting for the Election of Directors. The Board of Directors shall be elected as follows:

                           (i)  So  long  as  at  least  One  Hundred   Thousand
(100,000) shares of Series A Stock are issued and outstanding (Appropriately Adjusted), the holders of Series A Stock shall be entitled, voting as a separate class, to elect one (1) and only one (1) member to the 'Board of Directors;

                           (ii)  So  long  as  at  least  Two  Hundred  Thousand
(200,000) shares of Series B Stock are issued and outstanding (Appropriately Adjusted), the holders of Series B Stock shall be entitled, voting as a separate class, to elect one (1) and only one (1) member to the Board of Directors;

                           (iii)  So  long  as at  least  One  Hundred  Thousand
(100,000) shares of Series CC Stock are issued and outstanding (Appropriately Adjusted), the holders of Series CC Stock shall be entitled, voting as a separate class, to elect one (1) and only one (1) member to the 'Board of Directors;

                           (iv) The remaining authorized members of the Board of
Directors not entitled to be elected by any series of Preferred Stock then outstanding from time to time shall be elected by the holders of Common Stock.

                  (c) Removals or Resignations. Any vacancy created on the Board of Directors shall be filled by a successor Director who shall be elected in a manner by which his or her predecessor was elected as provided above. Any Director who has been elected to the Board of Directors as provided above may be removed during his term of office in accordance with the Business Corporation Act of the State of Colorado, and any vacancy thereby created shall be filled as provided in this subparagraph.

                  (d) Further Series. Notwithstanding anything in the foregoing, the Board of Directors has the authority pursuant to the foregoing and to the Colorado Business Corporation Act to create additional series of Preferred Stock which are (as to the rights of such series to vote) senior to, junior to, or in pari passu with any authorized series of Preferred Stock or the Common Stock, including any series authorized hereafter except to the extent the resolutions creating any series authorized hereafter specifically prohibits the creation of any series senior to or in pari passu with such series as to the right to vote.

         4. CONVERSION. The holders of the outstanding shares of Series A Stock, Series B Stock and Series CC Stock shall have the following conversion rights (the "Conversion Rights"):

                  (a) Right to Convert.

                           (i)   Each   share  of   Series  A  Stock   shall  be
convertible, at the option of the holder thereof, at any time after the date of issuance of such shares, at the office of the Corporation or any transfer agent for the Corporation's shares into that number of shares of Common Stock which is equal to the quotient obtained by dividing $10.00 for each share of Series A Stock by the Series A Conversion Price (as such term is hereinafter defined) in effect immediately prior to the time of such conversion. The initial price at which shares of Common Stock shall be deliverable upon conversion of shares of Series A Stock shall be $2.00 (as adjusted from time to time as herein provided from and after the date shares of Series A Stock were first issued, the "Series A Conversion Price");

                           (ii)  Each   share  of   Series  B  Stock   shall  be
convertible, at the option of the holder thereof, at any time after the date of issuance of such shares, at the office of the Corporation or any transfer agent for the Corporation's shares into that number of shares of Common Stock which is equal to the quotient obtained by dividing $17.50 for each share of Series B Stock by the Series B Conversion Price (as such term is hereinafter defined) in effect immediately prior to the time of such conversion. The initial price at which shares of Common Stock shall be deliverable upon conversion of shares of Series B Stock shall be $1.75 (as adjusted from time to time as herein provided from and after the date that shares of Series B Stock were first issued, the "Series B Conversion Price"); and

                           (iii)  Each  share  of  Series  CC  Stock   shall  be
convertible, at the option of the holder thereof, at any time after the date of issuance of such shares, at the office of the Corporation or any transfer agent for the Corporation's shares into that number of shares of Common Stock which is equal to the quotient obtained by dividing the Series CC Preference Price then in effect for each share of Series CC Stock by the Series CC Conversion Price (as such term is hereinafter defined) in effect immediately prior to the time of such conversion. The initial price at which shares of Common Stock shall be deliverable upon conversion of shares of Series CC Stock shall be $0.75 (as adjusted from time to time as herein provided, the "Series CC Conversion Price").

                  (b) Mechanics of Conversion. Each holder of outstanding shares of Series A Stock, Series B Stock or Series CC Stock who desires to convert the same into shares of Common Stock shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Corporation's shares and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the series and number of shares of Preferred Stock being converted. Thereupon, the Corporation shall issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled and shall promptly pay all declared but unpaid dividends on the shares being converted. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates representing the shares to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

                  (c) Adjustment for Stock Splits and Combinations. If the Corporation at any time or from time to time after the date that these Amended and Restated Articles of Incorporation were filed with the Colorado Secretary of State (the "Filing Date") effects a division of the outstanding shares of Common Stock, the Series A Conversion Price, Series B Conversion Price and Series CC Conversion Price (together, the "Preferred Stock Conversion Prices" or singly, each a "Preferred Stock Conversion Price") shall be proportionately decreased and, conversely, if the Corporation at any time, or from time to time, after the Filing Date combines the outstanding shares of Common Stock, each Preferred Stock Conversion Price shall be proportionately increased. Any adjustment under this Section 4(c) shall be effective on the close of business on the date such division or combination becomes effective.

                  (d) Adjustment for Certain Dividends and Distributions. If the Corporation at any time or from time to time after the Filing Date pays or fixes a record date for the determination of holders of shares of Common Stock entitled to receive a dividend or other distribution in the form of shares of Common Stock, or rights or options for the purchase of, or securities convertible into, Common Stock, then in each such event the Preferred Stock Conversion Prices shall be decreased, as of the time of such payment or, in the event a record date is fixed, as of the close of business on such record date, by multiplying each Preferred Stock Conversion Price by a fraction

         (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the time of such payment or the close of business on such record date and

         (B) the denominator of which shall be (A) the total number of shares of Common Stock outstanding immediately prior to the time of such payment or the close of business on such record date plus (B) the number of shares of Common Stock issuable in payment of such dividend or distribution or upon exercise of such option or right of conversion;

provided, however, that if a record date is fixed and such dividend is not fully paid or such other distribution is not fully made on the date fixed therefor, the Preferred Stock Conversion Prices shall not be decreased as of the close of business on such record date as hereinabove provided as to the portion not fully paid or distributed and thereafter each Preferred Stock Conversion Price shall be decreased pursuant to this Section 4 as of the date or dates of actual payment of such dividend or distribution.

                  (e) Adjustments for Other Dividends and Distributions. If the Corporation at any time or from time to time after the Filing Date pays, or fixes a record date for the determination of holders of shares of Common Stock entitled to receive, a dividend or other distribution in the form of securities of the Corporation other than shares of Common Stock or rights or options for the purchase of, or securities convertible into, Common Stock, then in each such event provision shall be made so that the holders of outstanding shares of Series A Stock, Series B Stock and Series CC Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation which they would have received had their respective shares of Preferred Stock been converted into shares of Common Stock on the date of such event and had such holders thereafter, from the date of such event to and including the actual date of conversion of their shares, retained such securities, subject to all other adjustments called for during such period under this Section 4 with respect to the rights of the holders of the outstanding shares of Series A Stock, Series B Stock and Series CC Stock.

                  (f) Adjustment for Reclassification, Exchange and Substitution. If, at any time or from time to time after the Filing Date, the number of shares of Common Stock issuable upon conversion of the shares of Series A Stock, Series B Stock and Series CC Stock is changed into the same or a different number of shares of any other class or classes of stock or other securities, whether by recapitalization, reclassification or otherwise (other than a recapitalization, division or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 4 or in Section 2 of these Amended and Restated Articles of Incorporation), then in any such event each holder of outstanding shares of Series A Stock, Series B Stock or Series CC Stock shall have the right thereafter to convert such shares of Preferred Stock into the same kind and amount of stock and other securities receivable upon such recapitalization, reclassification or other change, as the maximum number of shares of Common Stock into which such shares of Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein.

                  (g) Reorganizations, Mergers, Consolidations or Sales of Assets. If, at any time or from time to time after the Filing Date, there is

         (A) a capital reorganization of the Common Stock (other than a recapitalization, division, combination, reclassification or exchange of shares provided for elsewhere in this Section 4 or in Section 2 of these Amended and Restated Articles of Incorporation) or

         (B) a merger or consolidation of the Corporation into or with another corporation or a sale of all or substantially all of the Corporation's properties and assets to any other person,

then, as a part of such capital reorganization, merger, consolidation or sale, provision shall be made so that the holders of outstanding shares of Series A Stock, Series B Stock and Series CC Stock shall thereafter receive upon conversion thereof the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of the number of shares of Common Stock into which their shares of Preferred Stock were convertible would have been entitled on such capital reorganization, merger, consolidation or sale.

In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of the outstanding shares of Series A Stock, Series B Stock and Series CC Stock after the capital reorganization, merger, consolidation, or sale to the end that the provisions of this Section 4 (including adjustment of each Preferred Stock Conversion Price and the number of shares into which such shares of Preferred Stock may be converted) shall be applicable after that event and be as nearly equivalent to such Preferred Stock Conversion Prices and number of shares as may be practicable.

                  (h) Sale of Shares Below Conversion Price.

                           (i) If,  at any time or from  time to time  after the
Filing Date, the Corporation issues or sells, or is deemed by the express provisions of this Section 4(h) to have issued or sold, Additional Shares of Common Stock (as hereinafter defined) for an Effective Price (as hereinafter defined) less than any then current Preferred Stock Conversion Price, other than as a dividend or other distribution on any class of stock as provided in Section 4(d) above or upon a division or combination of shares of Common Stock as provided in Section 4(c) above, then, in any such event, each such Preferred Stock Conversion Price shall be reduced, as of the close of business on the date of such issuance or sale, to an amount determined by multiplying the Preferred Stock Conversion Price by a fraction

         (A) the numerator of which shall be (x) the number of shares of Common Stock outstanding at the close of business on the day immediately preceding the date of such issuance or sale, plus
                  (y) the number of shares of Common Stock which the aggregate consideration received (or by the express provisions hereof deemed to have been received) by the Corporation for the total number of Additional Shares of Common Stock so issued or sold would purchase at such Preferred Stock Conversion Price, and

         (B) the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date of such issuance or sale after giving effect to such issuance or sale of Additional Shares of Common Stock.

For the purpose of the calculation described in this Section 4(h), the number of shares of Common Stock outstanding shall include, in addition to the number of shares of Common Stock actually outstanding, the number of shares of Common Stock into which the then outstanding shares of Series A Stock, Series B Stock and Series CC Stock could be converted if fully converted on the day immediately preceding the issuance or sale or deemed issuance or sale of Additional Shares of Common Stock; and the number of shares of Common Stock which would be obtained  through  the  exercise  or  conversion  of  all  rights,  options  and
Convertible Securities (as hereinafter defined) outstanding on the day immediately preceding the issuance or sale or deemed issuance or sale of Additional Shares of Common Stock.

                           (ii)  For  the  purpose  of  making  any   adjustment
required under this Section 4(h), the consideration received by the Corporation for any issuance or sale of securities shall

         (A) to the extent it consists of property other than cash, be the fair value of that property as reasonably determined in good faith by a disinterested majority of the Board of Directors; and

         (B) if Additional Shares of Common Stock, Convertible Securities (as hereinafter defined) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for a consideration which covers both, be the portion of the consideration so received reasonably determined in good faith by a disinterested majority of the Board of Directors to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

                           (iii)  For the  purpose  of the  adjustment  required
under this Section 4(h), if the Corporation issues or sells any rights or options for the purchase of, or stock or other securities convertible into, Additional Shares of Common Stock (such convertible stock or securities being hereinafter referred to as "Convertible Securities") and if the Effective Price (as defined in Section 4(h)(v) below) of such Additional Shares of Common Stock is less than any then current Preferred Stock Conversion Price, the Corporation shall be deemed to have issued, at the time of the issuance of such rights, options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration therefor an amount equal to

         (A) the total amount of the consideration, if any, received by the Corporation for the issuance of such rights or options or Convertible Securities plus

         (B) in the case of such rights or options, the minimum amount of consideration, if any, payable to the Corporation upon the exercise of such rights or options or, in the case of Convertible Securities, the minimum amount of consideration, if any, payable to the Corporation upon the conversion thereof.

Thereafter, no further adjustment of such Preferred Stock Conversion Price shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the conversion of any such Convertible Securities.

         If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire or otherwise terminate without having been exercised, the subject Preferred Stock Conversion Price shall thereafter be the Preferred Stock Conversion Price that would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and were issued or sold for the consideration actually received by the Corporation upon such exercise plus

         (A) the consideration, if any, actually received for the granting of all such rights or options, whether or not exercised,

         (B) the consideration, if any, actually received by issuing or selling the Convertible Securities actually converted; and

         (C) the consideration, if any, actually received on the conversion of such Convertible Securities.

However, if any such rights or options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, upon the exercise, conversion or exchange thereof, the Conversion Price for the Preferred Stock, and any subsequent adjustments based thereon, shall upon any such increase or decrease becoming effective be recomputed to reflect such increase or decrease insofar as it affects such rights, options or the rights of conversion or exchange under such Convertible Securities.

                           (iv) For the purpose of any adjustment required under
this Section 4(h), if the Corporation issues or sells any rights or options for the purchase of Convertible Securities and if the Effective Price of the Additional Shares of Common Stock underlying such Convertible Securities is less than any then current Preferred Stock Conversion Price, then in each such event the Corporation shall be deemed to have issued at the time of the issuance of such rights or options the maximum number of Additional Shares of Common Stock issuable upon conversion of the total number of Convertible Securities covered by such rights or options (as set forth in the legal instruments setting forth the terms of such Convertible Securities) and to have received as consideration for the issuance of such Additional Shares of Common Stock an amount equal to the amount of consideration, if any, received for the issuance of such rights or options plus (A) the minimum amount of consideration, if any, payable upon the exercise of such rights or options and (B) the minimum amount of consideration, if any, payable upon the conversion of such Convertible Securities.

No further adjustment of such Preferred Stock Conversion Price shall be made as a result of the actual issuance of the Convertible Securities upon the exercise of such rights or options or upon the actual issuance of Additional Shares of Common Stock upon the conversion of such Convertible Securities. The provisions of Section D.8.(iii) for the adjustment of the Preferred Stock Conversion Prices upon the expiration of rights or options or the rights of conversion of Convertible Securities shall apply mutatis mutandis upon the expiration of the rights, options and Convertible Securities referred to in this Section 4(h)(iv).

                           (v)  "Additional  Shares of Common  Stock" shall mean
all shares of Common Stock issued or deemed to be issued under this Section 4(h) after the Filing Date, other than

         (A) shares of Common Stock issued upon conversion of the shares of Preferred Stock;

         (B) shares of Common Stock (or options, warrants or rights therefor) granted or issued hereafter to employees, officers, directors, contractors, consultants or advisers to, the Corporation or any subsidiary pursuant to incentive agreements, stock purchase or stock option plans, stock bonuses or awards, warrants, contracts or other arrangements that are approved by the Board of Directors;

         (C) securities issued by the Corporation representing in the aggregate five percent (5%) or less of the then outstanding shares of Common Stock, on a fully-diluted basis, to contractors, consultants, advisors to, or vendors of, the Corporation or in connection with any credit, financing or leasing agreements or similar instruments with equipment lessors or other persons providing equipment lease or other equipment financing;

         (D) securities issued in connection with or pursuant to the acquisition of all or any portion of another company by the Corporation whether by merger or any other reorganization or by the purchase of all or any portion of the assets of another company, pursuant to a plan, agreement or other arrangement approved by the Board of Directors;

         (E) securities issued to or in connection with an arrangement or venture with a strategic partner of the Corporation, provided such issuance is unanimously approved by the Board of Directors;

         (F)      shares of Common Stock or  Preferred  Stock issued or issuable upon the exercise of any warrants, options or other rights that are outstanding as of the Filing Date (or issued or issuable after the reissuance of any such expired or terminated options, warrants or rights and net of any such issued shares repurchased by the Corporation);

         (G) the reissuance or assignment by the Corporation of any shares of Common Stock outstanding as of the Filing Date to a different person from the holder of such shares;

         (H) securities issued pursuant to any anti-dilution rights of the holders of Preferred Stock or warrants to purchase securities of the Corporation that are outstanding as of the Filing Date;

         (I) shares of Common Stock issued in a public offering by the Corporation in which all shares of Preferred Stock are automatically converted into shares of Common Stock; and

         (J) shares of Common Stock issued by way of dividend or other distribution on shares of Preferred Stock, Common Stock or other securities excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (A), (B), (C),
                  (D), (E), (F), (G), (H), (I) and this clause (J).

The "Effective Price" of Additional Shares of Common Stock shall mean the quotient obtained by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold, under this Section 4(h) into the aggregate consideration received, or deemed to have been received for such Additional Shares of Common Stock.

                  (i) Certificate of Adjustment. Upon the occurrence of each adjustment or readjustment of any Preferred Stock Conversion Price, the Corporation, at its sole expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Stock affected by the adjustment a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

                  (j) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution or any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation with or into any other corporation, or any transfer of all or substantially all of the assets of the Corporation, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of shares of Series A Stock, Series B Stock and Series CC Stock at least twenty
(20) days prior to the record date specified therein, a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution;
(ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up, is expected to become effective and the specific details thereof; and (iii) the date, if any, that is to be fixed as to when the holders of record of shares of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

                  (k) Automatic Conversion.

                           (i)  "Qualified  Liquidation  Event."  Each  share of
Series A Stock, Series B Stock and Series CC Stock shall automatically be converted into shares of Common Stock based upon its respective Preferred Stock Conversion Price upon

         (A) the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offering and sale of shares of Common Stock for the account of the Corporation (other than a registration statement effected solely to implement an employee benefit plan, a transaction in which Rule 145 of the Securities and Exchange Commission is applicable or any other form or type of registration in which the shares of Common Stock issuable upon conversion of the shares of Preferred Stock cannot be included pursuant to the Securities and Exchange Commission rules or practices) which results in aggregate gross cash proceeds to the Corporation of at least $15,000,000 at a per share price equal to at least $5.00 (Appropriately Adjusted) and an aggregate value of the Corporation immediately prior to the offering of at least $40,000,000, in the case of the Series A Stock and Series B Stock, and of at least $150,000,000, in the case of the Series CC Stock which aggregate value shall be determined by multiplying
                  (x) the number of outstanding shares of Common Stock of the Corporation, on a fully-diluted, as-converted basis, immediately prior to the offering, times (y) the initial per share price of the Corporation's Common Stock as offered to the public in the offering, or

         (B) (x) a merger or consolidation of the Corporation with or into another corporation or entity, or (y) the sale of all or substantially all of the Corporation's properties and assets, or (z) a sale of the shares of the Corporation's Common Stock, in each circumstance in which each holder of Preferred Stock concurrently receives cash and/or marketable securities in an aggregate amount equal to at least $5.00 per share of Series A Stock and Series B Stock (Appropriately Adjusted) and $100.00 per share of Series CC Stock (Appropriately Adjusted) if such event occurs on or before March 31, 2002, or $7.00 per share of Series A Stock and Series B Stock (Appropriately Adjusted) and $150.00 per share of Series CC Stock (Appropriately Adjusted) if such event occurs after March 31, 2002, and the aggregate gross consideration received by the Corporation and/or its shareholders is, with respect to the Series A Stock and Series B Stock, at least $40,000,000 (each a "Series A and Series B Qualified Liquidation Event"), or, with respect to the Series CC Stock, at least $100,000,000 (each a "Series CC Qualified Liquidation Event").

                           (ii)  Qualified  Liquidity  Milestone.  Each share of
Series A Stock, Series B Stock and Series CC Stock shall automatically be converted into shares of Common Stock based upon its Preferred Stock Conversion Price effective as of the first date on which the Corporation's Common Stock is qualified for listing and is trading on the NASDAQ - National Market System ("NMS") or the New York Stock Exchange ("NSYE") and the Corporation has had, for any three consecutive months (a "Quarter"), (i) average trading volume of at least 25,000 shares per trading day, and (ii) an average daily high-bid and low-ask price, if the shares are listed and traded on the NMS, or closing price, if the shares are listed and traded on the NYSE, during such Quarter of at least $5.00 per share (Appropriately Adjusted), if such Quarter commences on or before April 1, 2002, or $7.00 per share (Appropriately Adjusted), if such Quarter commences after April 1, 2002.

                           (iii) Upon Vote of 75% of Series A Stock and  66-2/3%
of Series B Stock or Series CC Stock.

         (A) Each share of Series A Stock shall automatically be converted into shares of Common Stock based upon the Series A Conversion Price then applicable upon the affirmative vote of the holders of at least seventy-five percent (75%) of the outstanding shares of Series A Stock.

         (B) Each share of Series B Stock shall automatically be converted into shares of Common Stock based upon the Series B Conversion Price then applicable upon the affirmative vote of at least sixty-six and two thirds percent (66-2/3%) of the outstanding shares of the Series B Stock.

         (C) Each share of Series CC Stock shall automatically be converted into shares of Common Stock based upon the Series CC Conversion Price then applicable upon the affirmative vote of at least sixty-six and two thirds percent (66-2/3%) of the outstanding shares of the Series CC Stock.

Upon the occurrence of an event specified in this Section 4(k) resulting in the automatic conversion of the Series A Stock, the Series B Stock and/or the Series CC Stock, the outstanding shares of each such series of Preferred Stock shall be converted into outstanding shares of Common Stock, whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent. Upon the automatic conversion of the outstanding shares of each such series of Preferred Stock, the Corporation shall notify the holders of the outstanding shares of each such series of Preferred Stock and thereafter such holders shall surrender the certificates representing such shares at the office of the Corporation or any transfer agent for the shares. Thereupon there shall be issued and delivered to such holder, promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the surrendered shares of Preferred Stock of such holder were convertible on the date on which such automatic conversion occurred.

         (l) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the shares of Series A Stock, Series B Stock or Series CC Stock. In lieu of any fractional share to which the holder of such shares would otherwise be entitled, the Corporation shall pay cash equal to the product of (i) such fraction multiplied by (ii) the fair market value of one share of such series of Preferred Stock on the date of conversion, as determined in good faith by a disinterested majority of the Board of Directors.

         (m) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, the Corporation shall take such action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

         (n) Notices. Any notice required by the provisions of this Section 4 to be given to a holder of shares of Preferred Stock shall be deemed given upon actual receipt or if receipt is refused or does not occur, then the second attempted delivery as evidenced by appropriate third-party commercial documentation (i.e., Postal Service, Federal Express, etc.).

         (o) No Dilution or Impairment. The Corporation shall not amend its Articles of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the rights of the holders of the shares of Preferred Stock against dilution (as contemplated herein) or other impairment of their rights. This Section 4(o) does not, however, prevent or preclude the Board of Directors from designating any series of Preferred Stock with preferences that are senior to or in pari passu with the Series A Stock, the Series B Stock, or the Series CC Stock.


     5. NO RE-ISSUANCE. No share or shares of Series A Stock, Series B Stock or Series CC Stock acquired by the Corporation by reason of redemption, purchase or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares that the Corporation shall be authorized to issue.


     C.  COMMON STOCK.

     1. ISSUANCE. The Common Stock may be issued from time to time in one or more classes or series in any manner permitted by law, as determined by the Board of Directors and stated in the resolution or resolutions providing for issuance thereof. Each class or series shall be appropriately designated, prior to issuance of any shares thereof, by some distinguishing letter, number or title. All shares of each class or series of Common Stock shall be alike in every particular and shall be of equal rank and have the same power, preferences and rights, and shall be subject to the same qualifications, limitations and voting restrictions, if any.

     2. VOTING POWERS. The Common Stock may have such voting powers (full, limited, contingent or no voting powers), such designations, preferences and relative, participating, optional or other special rights, and be subject to such qualifications, limitations and restrictions, as the Board of Directors shall determine by resolution or resolutions. Unless otherwise resolved by the Board of Directors at the time of issuing Common Shares,

         (i) each Common Stock share shall be of the same class, without any designation, preference or relative, participating, optional or other special rights, and subject to no qualification, limitation or restriction, and

         (ii) other than as described elsewhere herein, Common Shares shall have unlimited voting rights, including but not limited to the right to vote in elections for directors, and each holder of record of Common Shares entitled to vote shall have one vote for each share of stock standing in his name on the books of the Corporation and entitled to vote.

Cumulative voting shall not be allowed in the election of directors or as to any other matter presented for shareholder approval.

     3. DIVIDENDS. After the requirements with respect to preferential dividends, if any, on Preferred Stock, and after the Corporation shall have complied with all requirements, if any, with respect to the setting aside of sums in a sinking fund for the purchase or redemption of shares of any class or series of Preferred Stock, then and not otherwise, the holders of Common Stock shall receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors.

     4. DISSOLUTION OR LIQUIDATION. After distribution in full of the preferential amount, if any, to be distributed to the holders of Preferred Stock, in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, the holders of Common Stock shall be entitled to receive all the remaining assets of the Corporation of whatever kind available for distribution to shareholders ratably in proportion to the number of shares of Common Stock respectively held by them.

     5. CONVERTIBILITY. Common Shares or other shares of any class or series may be made convertible or exchangeable for, at the option of the Corporation or the holder or upon the occurrence of a specified event, shares or any other class or classes or any other series of the same or any other class or classes of shares of the Corporation, at such price or prices or at such rate or rates of exchange and with such adjustments as shall be set forth in the resolution or resolutions providing for the issuance of such convertible or exchangeable shares adopted by the Board of Directors.

     6. REDEEMABILITY. Common Shares may be made redeemable at the option of the Corporation, of the holder thereof, of another person, or upon the occurrence of a designated event, if and to the extent now or subsequently allowed by the Colorado Business Corporation Act, as such law may subsequently be amended, and the terms and conditions of redemption, including the date or dates upon or after which they shall be redeemable, the amount per share payable in case of redemption and any variance in the amount or amounts payable, among other terms, conditions and limitations which may be imposed, may be fixed and established by the Board of Directors in the resolution or resolutions authorizing the issuance of redeemable Common Shares.

     D. STATUS OF CERTAIN SHARES. Shares of Preferred Stock or Common Stock or other shares that have been redeemed, converted, exchanged, purchased, retired or surrendered to the Corporation, or which have been reacquired in any other matter, shall have the status of authorized and unissued shares and may be reissued by the Board of Directors as shares of the same or any other series, unless otherwise provided herein or in the resolution authorizing and establishing the shares.

     E. DENIAL OF PREEMPTIVE RIGHTS. No holder of any shares of the Corporation shall be entitled as a matter of right to subscribe for or purchase any part of any new or additional issue of stock of any class or of securities convertible into or exchangeable for stock of any class, whether now or hereafter authorized or whether issued for money, for a consideration other than money, or by way of dividend.

     F. VOTING MATTERS.

         1. Definitions. Whenever the term "total voting power" appears in this Section F of Article THIRD and except as may be otherwise limited in Section B.3 of this ARTICLE THIRD, it shall mean all shares of the Corporation entitled to vote at a meeting or on a question presented for shareholder approval, and of every class or series of shares entitled to vote by class or series. Whenever the term "votes cast" appears in this Section F of Article THIRD and except as may be otherwise limited in Section B.3 of this ARTICLE THIRD, it shall mean the total number of voting shares out of the total voting power which were unequivocally voted in favor of or against a director standing for election or a matter presented for shareholder approval at a legal meeting which commenced with a quorum. Where votes are to be cast by a class or series, the term "votes cast" shall mean the total votes cast of each such class or series.


         2. Meetings. Meetings of shareholders may be held within or without the State of Colorado, as the Bylaws may provide. The books of the Corporation may be kept (subject to any statutory provision) outside the State of Colorado at such place or places as may be designated from time to time by the Board of Directors in the Bylaws of the Corporation.

         3. Quorum. Forty percent (40%) of the total voting power, or where a separate vote by class or series is required, 40% of the voting shares of each such class or series, represented in person or by proxy, shall constitute a quorum at any meeting of the Corporation's shareholders.


         4. Vote Required. Any election of directors and any other action to be taken by the Corporation's shareholders shall require only a majority of the votes cast, except where these Amended and Restated Articles or the
Corporation's Bylaws then in effect (including Section B.3 of this ARTICLE THIRD) requires a higher proportion of the votes cast or requires a proportion of the total voting power. Abstentions from voting shall not be considered in the tallying of votes. Nothing contained in this Section F of this Article THIRD shall affect the voting rights of holders of any class or series of shares entitled to vote as a class or by series. The Bylaws may provide for the vote necessary at any adjournment of a duly called meeting for which a quorum was not obtained.


         5. Action Without Meeting. Any action by the shareholders may be taken by written consent, in lieu of a meeting and without prior notice or vote, by the holders of the total voting power. The manner of obtaining any such written consent shall be governed by the Corporation's Bylaws.

         6. Shareholder Ratification. Any contract, transaction or act of the Corporation or of the Directors which shall be ratified by appropriate vote of the shareholders present at any annual meeting, or at any special meeting called for such purpose, shall so far as is permitted by law be as valid and binding as though ratified by every shareholder of the Corporation.


FOURTH: In furtherance and not in limitation of the powers conferred by statute, subject to any restrictions set forth herein and in the Colorado Business Corporation Act, the Board of Directors of the Corporation is expressly authorized to make, alter or repeal Bylaws of the Corporation.


FIFTH: Elections of directors need not be by written ballot unless a shareholder demands election by written ballot at the meeting and before voting begins or unless otherwise provided in the Bylaws of the Corporation.


         SIXTH: A. LIABILITY OF DIRECTORS. As authorized by Section 7-108-402 of the Colorado Business Corporation Act, no director of the Corporation shall be personally liable to the Corporation or any shareholder thereof for monetary damages for breach of his fiduciary duty as a director; except for liability (i) for any breach of the director's duty of loyalty to the Corporation or to its shareholders;

(ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) for acts in violation of Section 7-108-403 of the Colorado Business Corporation Act; as it now exists or may hereafter be amended, or (iv) for any transaction from which the director directly or indirectly derived any improper personal benefit. This Section A of this Article SIXTH shall apply to a person who has ceased to be a director of the Corporation with respect to any breach of fiduciary duty that occurred when such person was serving as a director. This Section A of this Article SIXTH shall not be construed to limit or modify in any way any director's right to indemnification or other right whatsoever under these Articles, the Corporation's Bylaws or the Colorado Business Corporation Act.

         If the Colorado Business Corporation Act is hereafter amended to authorize the further elimination or limitation of the liability of directors, then, the liability of the Corporation's directors, in addition to the limitation of personal liability provided herein, shall be limited to the fullest extent permitted by the Colorado Business Corporation Act as so amended. Any repeal or modification of this Section A of this Article SIXTH by the shareholders shall be prospective only and shall not adversely affect any limitation on the personal liability of any director existing at the time of such repeal or modification. The affirmative vote of at least a majority of the total voting power shall be required to amend or repeal, or adopt any provision inconsistent with, this Section A of this Article SIXTH.


     B. INDEMNIFICATION. The Corporation shall indemnify, to the fullest extent permitted by applicable law in effect from time to time, any person, and the estate and personal representative of any such person, against all liability and expense (including attorney's fees) incurred by reason of the fact that such person is or was a director or officer of the Corporation, or while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of, on in any similar managerial or fiduciary position of, another domestic or foreign corporation or other individual or entity or of an employee benefit plan. The Corporation shall also indemnify any employee, fiduciary, or agent, and that person's estate and personal representative, to the extent and in the manner provided by any bylaw, resolution of the shareholders or directors, contract or otherwise, so long as such provision is legally permissible. The foregoing right of indemnification shall not be exclusive of other rights to which such person may be entitled under applicable law.

     C. INCONSISTENCY. Neither any amendment nor repeal of this Article SIXTH, nor the adoption of any provision of the Corporation's Articles of Incorporation inconsistent with this Article SIXTH, shall eliminate or reduce the effect of this Article SIXTH in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article SIXTH, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.


                                      * * *

         The foregoing Amended and Restated Articles of Incorporation has been duly adopted by the Corporation's Board of Directors and shareholders in accordance with the applicable provisions of Section 7-110-107(2) of the Business Corporation Act of the State of Colorado.

         Executed at Oakland, California on __________, 2001



                                              __________________________________
                                              Jim Stein, Chief Executive Officer

                                              __________________________________
                                              James Barnes, Treasurer

                                      PROXY
                              VALUESTAR CORPORATION
          THIS PROXY RELATES TO THE SPECIAL MEETING OF THE SHAREHOLDERS
                            TO BE HELD JULY 20, 2001

         The undersigned hereby appoints JAMES STEIN and JAMES A. BARNES or either of them, with full power of substitution, as attorneys and proxies to vote all shares of common stock and/or preferred stock that the undersigned is entitled to vote, with all powers that the undersigned would possess if personally present, at the Special Meeting of Shareholders of VALUESTAR CORPORATION ("ValueStar") to be held on July 20, 2001 at 2:00 p.m. (Pacific Standard Time) at the offices of ValueStar at 360 - 22nd Street, Suite 400, Oakland, California 94612 and any postponements and adjournments thereof, as follows:

     1. PROPOSAL NO. 1 - TO ADOPTAN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

     _____ FOR                   _____ AGAINST                   _____  ABSTAIN

     2. PROPOSAL NO. 2 - TO ADOPT AMENDMENTS TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF PREFERRED STOCK, SIMPLIFY THE EXISTING AUTHORITY OF THE BOARD OF DIRECTORS TO ESTABLISH NEW SERIES OF PREFERRED STOCK WITHOUT FURTHER SHAREHOLDER APPROVAL AND PERMIT THE DESIGNATION OF FUTURE SERIES OF PREFERRED STOCK WITH DIVIDEND AND LIQUIDATION RIGHTS SENIOR TO THE RIGHTS OF THE SERIES A PREFERRED STOCK, SERIES B PREFERRED STOCK AND SERIES CC PREFERRED STOCK.

     _____ FOR                   _____ AGAINST                   _____  ABSTAIN

     3. PROPOSAL NO. 3 - TO ADOPT AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO REDUCE FROM TWO TO ONE THE NUMBER OF DIRECTORS THAT MAY BE ELECTED BY THE HOLDERS OF SERIES B PREFERRED STOCK.

     _____ FOR                   _____ AGAINST                   _____  ABSTAIN

     4. PROPOSAL NO. 4 - TO ADOPT AMENDMENTS TO THE ARTICLES OF INCORPORATION TO ELIMINATE THE DESIGNATION OF THE SERIES C PREFERRED STOCK, SIMPLIFY THE PROVISIONS REGARDING THE INDEMNIFICATION AND OTHER RIGHTS AND DUTIES OF VALUESTAR'S OFFICERS AND DIRECTORS AND ELIMINATE PROVISIONS THAT ARE NO LONGER DEEMED NECESSARY OR APPROPRIATE UNDER CURRENT COLORADO CORPORATION LAW.

     _____ FOR                   _____ AGAINST                   _____  ABSTAIN

     5. PROPOSAL NO. 5 - TO ADOPT THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO RESTATE THE ARTICLES OF INCORPORATION BY INCORPORATING IN A SINGLE DOCUMENT THE NEW AMENDMENTS, TO THE EXTENT THAT THEY ARE APPROVED BY THE SHAREHOLDERS AT THE SPECIAL MEETING, AS WELL AS PRIOR AMENDMENTS AND CERTIFICATES OF DESIGNATION FOR VALUESTAR'S SERIES A PREFERRED STOCK, SERIES B PREFERRED STOCK, AND SERIES CC PREFERRED STOCK.

     _____ FOR                   _____ AGAINST                   _____  ABSTAIN


     This proxy has been solicited by the board of directors of ValueStar. I understand that I may revoke this proxy as set forth in the proxy statement.

DATED: _________________, 2001      Signature(s) X______________________________

                                    Print Name    ______________________________

     (Please date and sign exactly as name or names appear on your stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full the corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person. IF THE STOCK IS HELD JOINTLY, BOTH OWNERS MUST SIGN.)

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS SPECIFIED THIS PROXY WILL BE VOTED FOR THE PROPOSAL NOTED ABOVE AND, AS TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, AS SAID PROXIES DEEM ADVISABLE.

                           Mail or Deliver this Proxy
                                      to:
                              VALUESTAR CORPORATION
                          360 - 22nd Street, Suite 400
                            Oakland, California 94612

                                       2